Exhibit 99.1
                                  -------------

                   Banc of America Securities [LOGO OMITTED]

-------------------------------------------------------------------------------

MBS New Issue Term Sheet


Alternative Loan Trust, 2005-14


Issuer


Mortgage Pass-Through Certificates, Series 2005-14
$1,221,903,000  (approximate)

Classes 1-A-1, 2-A-1, 2-A-2, 3-A-1, 4-A-1, 4-A-2, II-M-1, II-B-1 and II-B-2
(Offered Certificates)


CWALT, Inc.


Depositor


Countrywide Home Loan Servicing LP


Master Servicer


March 14, 2005




-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                               Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]    Mortgage Pass-Through Certificates
                                                $1,221,903,000 (approximate)
-------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                             WAL (Yrs)          Last Scheduled           Certificate
             Principal    (Redemption(3)/      Prin Pmt (Mths)          Interest Rate     Expected Credit    Expected
   Class    Balance $(1)   Call/Mat)(2)      (Redemption/Call/Mat)(2)       Type(3)       Enhancement(11)    Ratings   Tranche Type
-----------------------------------------------------------------------------------------------------------------------------------
   1-A-1     92,748,000   1.91 /NA / NA          35 / NA / NA               (4)              7.50%       AAA/Aaa(12)    Senior -
                                                                                                                        Passthrough
-----------------------------------------------------------------------------------------------------------------------------------
    A-R         100                                                                                         AAA         Residual
------------------------                                                                                 --------------------------
    1-X      92,748,000                                                                                  AAA/Aaa(12)     Interest
                                               Information Not Provided Herein                                             Only
------------------------                                                                                 --------------------------
   I-M-1     2,507,000                                                                                       AA         Subordinate
------------------------                                                                                 --------------------------
   I-B-1     1,253,000                                                                                        A         Subordinate
------------------------                                                                                 --------------------------
   I-B-2     1,253,000                                                                                       BBB        Subordinate
-----------------------------------------------------------------------------------------------------------------------------------
   I-B-3     1,304,000                                                                                        BB        Subordinate
------------------------                                                                                 --------------------------
   I-B-4      752,000                              Privately Placed                                           B         Subordinate
------------------------                                                                                 --------------------------
   I-B-5      451,629                                                                                        NR         Subordinate
-----------------------------------------------------------------------------------------------------------------------------------
   2-A-1   471,397,000   NA / 3.79 / 4.14       NA / 119 / 361              (5)              7.75%       AAA/Aaa(12)    Super
                                                                                                                        Senior -
                                                                                                                        Floater
-----------------------------------------------------------------------------------------------------------------------------------
   2-A-2    202,027,000  NA / 3.79 / 4.14       NA / 119 / 361              (5)              7.75%       AAA/Aaa(12)    Senior
                                                                                                                        Support -
                                                                                                                        Floater
-----------------------------------------------------------------------------------------------------------------------------------
    2-X     673,424,000                         Information Not Provided Herein                          AAA/Aaa(12)    Component
                                                                                                                           Bond
-----------------------------------------------------------------------------------------------------------------------------------
   3-A-1    161,438,000  NA / 3.78 / 4.12       NA / 119 / 361              (6)              7.75%       AAA/Aaa(12)    Senior -
                                                                                                                        Passthrough
-----------------------------------------------------------------------------------------------------------------------------------
    3-X     161,438,000                         Information Not Provided Herein                          AAA/Aaa(12)    Component
                                                                                                                          Bond
-----------------------------------------------------------------------------------------------------------------------------------
   4-A-1    139,438,000  NA / 3.76 / 4.09       NA / 119 / 361              (7)              7.75%       AAA/Aaa(12)    Super
                                                                                                                        Senior -
                                                                                                                        Floater
-----------------------------------------------------------------------------------------------------------------------------------
   4-A-2     92,959,000  NA / 3.76 / 4.09       NA / 119 / 361              (7)              7.75%       AAA/Aaa(12)    Senior
                                                                                                                        Support -
                                                                                                                        Floater
-----------------------------------------------------------------------------------------------------------------------------------
    4-X     232,397,000                         Information Not Provided Herein                          AAA/Aaa(12)    Component
                                                                                                                          Bond
-----------------------------------------------------------------------------------------------------------------------------------
   II-B-X    61,896,000                                                                                      AAA        Component
                                                                                                                          Bond
-----------------------------------------------------------------------------------------------------------------------------------
   II-M-1    26,031,000  NA / 6.61 / 7.38       NA / 119 / 361              (8)              5.50%       AA/Aa2(12)     Subordinate
                                                                                                                         Floater
-----------------------------------------------------------------------------------------------------------------------------------
   II-B-1    20,246,000  NA / 6.61 / 7.38       NA / 119 / 361              (9)              3.75%        A/A2(12)      Subordinate
                                                                                                                          Floater
-----------------------------------------------------------------------------------------------------------------------------------
   II-B-2    15,619,000  NA / 6.61 / 7.38       NA / 119 / 361              (10)             2.40%      BBB/Baa2(12)    Subordinate
                                                                                                                         Floater
-----------------------------------------------------------------------------------------------------------------------------------
   II-B-3    16,197,000                                                                                      BB         Subordinate
------------------------                                                                                ---------------------------
   II-B-4    6,941,000                            Privately Placed                                            B         Subordinate
------------------------                                                                                ---------------------------
   II-B-5    4,628,251                                                                                       NR         Subordinate
-----------------------------------------------------------------------------------------------------------------------------------



(1) The Certificate sizes are approximate and are subject to a +/- 5% variance for Loan Groups 1, 3, and 4 and a +/- 10% variance for Loan Group 2 and Aggregate Loan Group II.

(2) The WAL and Last Scheduled Principal Payment to Redemption for the Class 1-A-1 Certificates are shown at the pricing speed of 25% CPR. The WAL and Last Scheduled Principal Payment to Call and to Maturity for the Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 4-A-1, Class 4-A-2, Class II-M-1, Class II-B-1 and, Class II-B-2 Certificates are shown at the pricing speed of 20% CPR.

(3) The Certificate coupons are approximate and subject to a +/-10 basis point variance. All Certificates pricing will be subject to yield maintenance upon delivery of the actual coupon rate prior to the closing date.

(4) Interest will accrue on these Certificates at a per annum rate 3.30% until the Mandatory Auction Call.

(5) The Class 2-A-1 and 2-A-2 Certificates will have an interest rate equal to the least of (i) One-Month LIBOR plus [ ]% and [ ]%, respectively (which margins double on the first distribution date after the related Aggregate Loan Group Clean-Up Call Date (as described herein)), (ii) the related Net WAC Cap (as described herein) and (iii) 10.50%.

(6) For the Initial Distribution Date, the Class 3-A-1 Certificates will have an interest rate equal to the Weighted Average Net Mortgage Rate of Loan Group 3, and for each distribution date thereafter, the Class 3-A-1 Certificates will have an interest rate equal to the Weighted Average Net Mortgage Rate of Loan Group 3 minus [ ]%. For the initial Distribution Date in April 2005, this rate is expected to be approximately [ ]% per annum.



Banc Of America Securities LLC                                                2
---------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                               Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]    Mortgage Pass-Through Certificates
                                                $1,221,903,000 (approximate)
-------------------------------------------------------------------------------



(7) The Class 4-A-1 and Class 4-A-2 Certificates will have an interest rate equal to the least of (i) One-Month LIBOR plus [ ]% and [ ]%, respectively (which margins double on the first distribution date after the related Aggregate Loan Group Clean-Up Call Date (as described herein)), (ii) the related Net WAC Cap (as described herein) and (iii) 10.50%.

(8) The Class II-M-1 Certificates will have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] % (which margin increases by 1.5 times on the first distribution date after the related Aggregate Loan Group Clean-Up Call Date (as described herein)), (ii) the related Aggregate Group Net WAC Cap (as described herein) and (iii) 10.50%.

(9) The Class II-B-1 Certificates will have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] % (which margin increases by 1.5 times on the first distribution date after the related Aggregate Loan Group Clean-Up Call Date (as described herein)), (ii) the related Aggregate Group Net WAC Cap (as described herein) and (iii) 10.50%

(10) The Class II-B-2 Certificates will have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] % (which margin increases by 1.5 times on the first distribution date after the related Aggregate Loan Group Clean-Up Call Date (as described herein)), (ii) the related Aggregate Group Net WAC Cap (as described herein) and (iii) 10.50%

(11) The credit enhancement sizes are preliminary and subject to change based upon the final pool as of the Cut-off Date and any additional rating agency analysis.

(12) Will be rated by 2 of the 3 Rating Agencies.






Banc of America Securities LLC                                               3
---------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------


                                                  Preliminary Summary of Terms
-----------------------------------------------------------------------------------------------------------------------------------
Transaction:                       Alternative Loan Trust 2005-14

                                   Mortgage Pass-Through Certificates, Series 2005-14

Lead Manager (Book Runner):        Banc of America Securities LLC.

Master Servicer:                   Countrywide Home Loans Servicing LP.

Trustee:                           The Bank of New York.

Rating Agencies:                   Two of Standard & Poor's, Moody's and/or Fitch will rate the Offered Certificates.

Transaction Size:                  $1,221,903,000

Securities Offered:                $92,748,000 Class 1-A-1 Certificates
                                   $471,397,000 Class 2-A-1 Certificates
                                   $202,027,000 Class 2-A-2 Certificates
                                   $161,438,000 Class 3-A-1 Certificates
                                   $139,438,000 Class 4-A-1 Certificates
                                   $92,959,000 Class 4-A-2 Certificates
                                   $26,031,000 Class II-M-1 Certificates
                                   $20,246,000 Class II-B-1 Certificates
                                   $15,619,000 Class II-B-2 Certificates

Expected Closing Date:             March 30, 2005.

Due Period:                        The 2nd business day of each month through the 1st business day of the following month.

Distribution Date:                 25th of each month, or the next succeeding business day
                                   (First Distribution Date: April 25, 2005)

Cut-Off Date:                      March 1, 2005

Class A Certificates:              Class 1-A-1, Class A-R, Class 1-X, Class 2-A-1, Class 2-A-2, Class 2-X,
                                   Class 3-A-1, Class 3-X, Class 4-A-1, Class 4-A-2 and Class 4-X, (the "Class A
                                   Certificates").

Mandatory Redemption:              Five business days prior to the Distribution Date in February  2008 (the "Auction
                                   Distribution Date"), the Auction Administrator will auction the Class 1-A-1
                                   Certificates to third party investors.  The proceeds of the auction and amounts received from the Par Auction Counterparty, if any, will be paid to the Auction
                                   Administrator who will then distribute an amount equal to the Par Price to each of the holders of the Class 1-A-1 Certificates on the Auction Distribution Date.  These
                                   holders will be obligated to tender their respective Certificates to the Auction
                                   Administrator.  The Par Auction Counterparty, pursuant to a Par Price Payment Agreement with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price.  If the amounts received at the auction are greater than the par price for each of the Class 1-A-1 Certificates, that excess will not be paid to certificate holders.

Par Auction Counterparty:          Bank of America, N.A.
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC                                                                                                   4
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------


                                           Preliminary Summary of Terms (Cont.)
-----------------------------------------------------------------------------------------------------------------------------------
Par Price:                         With respect to each Class 1-A-1 Certificate, the sum of (i) 100% of the Certificate
                                   Balance of such Certificate on the Mandatory Redemption Distribution Date (after giving effect to all distributions and the allocation of Realized Losses on such date) and
                                   (ii) accrued interest on such Certificate, at the pass-through rate thereon, for the period from the first day of the month in which the Auction Distribution Date occurs up to but excluding the Auction Distribution Date.

Auction Price:                     The price at which the Auction  Administrator sells each of the Class 1-A-1 Certificates to third-party investors.

Super Senior Certificates:         The Class 2-A-1 and Class 4-A-1 Certificates.

Senior Support Certificates:       The Class 2-A-2 and Class 4-A-2 Certificates.

Senior Interest Only               The Class 2-X, Class 3-X and Class 4-X Certificates.
Certificates:

Subordinate Certificates:          The Class I-M-1, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4 and Class I-B-5
                                   Certificates (the "Group I Subordinate Certificates"), the Class II-M-1,Class II-B-1,
                                   Class II-B-2, Class II-B-3, Class II-B-4 and Class II-B-5 Certificates
                                   (the "Group II Subordinate Certificates") will collectively be referred to as the
                                   "Subordinate Certificates".

Day Count:                         30/360 and ACT/360, as applicable.

Pricing Speed:                     25% CPR for Aggregate Loan Group I.

                                   20% CPR for Aggregate Loan Group II.

Aggregate Loan Group I:            Loan Group 1

Aggregate Loan Group II:           Loan Groups 2, 3 and 4 collectively.

Clearing:                          DTC, Clearstream and Euroclear.

                                      Original Certificate           Minimum                Incremental
Denominations:                                Form                Denominations            Denominations
                                            --------              -------------            --------------

Offered Class A Certificates
 (other than the Class 1-A-1):             Book Entry                 $25,000                   $1,000

Class 1-A-1 Certificates:                  Book Entry                  $1,000                   $1,000

SMMEA Eligibility:                 The Class A Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA                              Eligibility: Subject to the considerations in the prospectus supplement, the Offered
                                   Certificates are expected to be eligible for purchase by certain ERISA plans.

Tax Structure:                     REMIC
----------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC                                                                                                   5
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------


                                          Preliminary Summary of Terms (Cont.)
-----------------------------------------------------------------------------------------------------------------------------------

Aggregate Loan Group Clean Up      For any Aggregate Loan Group, the first Distribution Date on which the aggregate Stated
Call Date:                         Principal Balance of the Mortgage Loans of that Aggregate Loan Group equals 10% or less of its initial balance as of the Cut-off Date.

Administrative Fee:                The Administrative Fees with respect to the Trust are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of (a)
                                   servicing compensation payable to the Master Servicer in respect of its servicing activities (the "Master Servicing Fee Rate"), (b) fees paid to the Trustee ("Trustee
                                   Fee Rate") and (c) any lender paid mortgage insurance ("LPMI Fee Rate").  The
                                   Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee Rate") equal to the sum of the Master Servicing Fee
                                   Rate for such Mortgage Loan, the Trustee Fee Rate, and any applicable LPMI Fee Rate.
                                   The Trustee Fee Rate will be 0.009% per annum.  The Master Servicing Fee Rate for all
                                   Loan Groups initially will be 0.250% and 0.375% per annum. The LPMI Fee Rate for each
                                   Mortgage Loan ranges from 0.000% to 1.125%.

Compensating Interest:             The aggregate servicing fee payable to the Master Servicer for an Aggregate Loan Group and any month will be reduced by an amount equal to the lesser of (i) the aggregate prepayment interest shortfall for that Aggregate Loan Group for such Distribution Date and (ii) one-twelfth of one half of 0.25% of the balance of the related Mortgage Loans.
                                   Such amounts will be used to cover interest shortfalls from full or partial prepayments of the related Mortgage Loans.

Net Mortgage Interest Rate:        As to any Mortgage Loan and Distribution Date, the excess of its mortgage interest rate over the related  Administrative Fee Rate.

Net WAC Cap:                       For any Loan Group and any Distribution Date, the weighted average of the Net Mortgage
                                   Interest Rates of the related Mortgage Loans, weighted on the basis of their Stated
                                   Principal Balances on the Due Date in the month preceding the month of such
                                   Distribution Date after giving effect to principal prepayments in the related
                                   Prepayment Period.

Aggregate Group Net WAC Cap:       For any Aggregate Loan Group and any Distribution Date, the sum of the following for each loan group in an Aggregate Loan Group the product of (x) the Weighted Average
                                   Adjusted Net Mortgage Rate of the Mortgage Loans in the related loan group and (y) a fraction, the numerator of which is the related Subordinated Portion immediately prior to that Distribution Date, and the denominator of which is the aggregate
                                   Class Certificate Balance of the related Group Subordinated Certificates immediately prior to that Distribution Date.


Net Prepayments:                   For Loan Group 2, Loan Group 3 and Loan Group 4 Net Prepayments are equal to the excess, if any, of the (i) related Principal Prepayment Amount over (ii)
                                   the aggregate amount of Deferred Interest accrued on the Mortgage Loans in the applicable Loan Group from the preceding Due Date to the Due Date related to that
                                   Distribution Date.

Principal Prepayment               The Principal Prepayment Amount for any Distribution Date and Loan Group will equal the
Amount:                            sum of all amounts described in clauses (5) through (7) of the definition of Principal
                                   Amount for that Loan Group and Distribution Date.

----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC                                                                                                   6
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------



                                          Preliminary Summary of Terms (Cont.)
-----------------------------------------------------------------------------------------------------------------------------------

Principal Payment Amount:          For any Loan Group and any Distribution Date, the sum of the amounts described in clauses (1) through (4) of the definition of Principal Amount for that Loan Group and
                                   Distribution Date.


Interest Accrual:                  Interest will accrue on the Class Certificate Balances of the Class 1-A-1, Class 2-A-1,
                                   Class 2-A-2, Class 4-A-1, Class 4-A-2, Class II-M-1, Class II-B-1 and Class II-B-2
                                   Certificates during each one-month period beginning on the 25th day of the prior month
                                   (or in the case of the first Distribution Date, from the Closing Date) through the 24th day of the month in which each Distribution Date occurs (each, an "Interest Accrual
                                   Period"). The initial Interest Accrual Period will be deemed to have commenced on March
                                   30, 2005.

                                   Interest will accrue on the Class Certificate Balances of the Class 3-A-1 Certificates
                                   during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, an "Interest Accrual Period"). The initial
                                   Interest Accrual Period will be deemed to have commenced on March 1, 2005.

Negative Amortization Loans:       The Mortgage Loans in Loan Group 2, Loan Group 3 and Loan Group 4 are "Negative
                                   Amortization Loans." The Mortgage Indices for the Mortgage Rates for the Mortgage Loans
                                   in Loan Group 2 are generally the London interbank offered rate for one-month U.S.
                                   dollar deposits ("One-Month LIBOR Index" or "LIBOR") as listed under "Money Rates" in
                                   The Wall Street Journal most recently available as of the first day of the month prior to the month of such Adjustment Date. The Mortgage Index for the Mortgage Rates for the
                                   Mortgage Loans in Loan Group 3 is generally the Cost of Funds Index ("COFI") as listed under "Money Rates" in The Wall Street Journal most recently available as of the first day of the month prior to the month of such Adjustment Date. The Mortgage Indices for the Mortgage Rates for the Mortgage Loans in Loan Group 4 are generally the Moving
                                   Treasury Average index ("MTA") as listed under "Money Rates" in The Wall Street Journal most recently available as of the first day of the month prior to the month of such
                                   Adjustment Date. The Mortgage Rates for the Negative Amortization Loans are generally fixed for the first one to six months following their origination dates (and the related Mortgage Rate during such time period is less than the applicable Loan Index and the related Gross Margin) and then they adjust monthly, but the scheduled payments on the Negative Amortization Loans adjust annually on a date specified in the related mortgage note, subject to the conditions (the "Payment Caps") that (i) the amount of the monthly payment (with the exception of each fifth payment adjustment date or the final payment adjustment date) will not increase or decrease by an amount that is more than 7.50% of the monthly payment prior to the adjustment, (ii) as of the fifth payment adjustment date and on the same day every fifth year thereafter and on the last payment adjustment date, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either
                                   110% or 115%, depending on the maximum negative amortization for that Mortgage Loan) of the original principal balance due to Deferred Interest, the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance of the Negative Amortization Loan over its remaining term to maturity.
----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC                                                                                                   7
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------


                                          Preliminary Summary of Terms (Cont.)
-----------------------------------------------------------------------------------------------------------------------------------

Negative Amortization Loans        Since the Mortgage Rates on the Mortgage Loans in Loan Group 2, Loan Group 3 and Loan
(continued):                       Group 4 adjust at a different time than the monthly payments thereon and the Payment
                                   Caps may limit the amount by which the monthly payments may adjust, the amount of a monthly payment may be more or less than the amount necessary to fully amortize the principal balance of those Mortgage Loans over its then remaining term at the applicable Mortgage Rate. Accordingly, Mortgage Loans in Loan Group 2, Loan Group 3
                                   and Loan Group 4 may be subject to reduced amortization (if the monthly payment due on a Due Date is sufficient to pay interest accrued from the preceding Due Date at the applicable Mortgage Rate but is not sufficient to reduce principal in accordance with a fully amortizing schedule); negative amortization (if interest accrued from the preceding Due Date at the applicable Mortgage Rate is greater than the entire monthly payment due on the current Due Date (such excess accrued interest, "Deferred
                                   Interest")); or accelerated amortization (if the monthly payment due on a Due Date is greater than the amount necessary to pay interest accrued from the preceding Due Date at the applicable Mortgage Rate and to reduce principal in accordance with a fully amortizing schedule). Any Deferred Interest is added to the principal balance of the applicable Mortgage Loan and, if such Deferred Interest is not offset by subsequent accelerated amortization, it may result in a final lump sum payment at maturity greater than, and potentially substantially greater than, the monthly payment due in the immediately preceding Due Period.

Net Deferred Interest:             With respect to each Distribution Date and Loan Group the "Net Deferred Interest" is
                                   equal to the excess, if any, of the Deferred Interest that accrued on the related
                                   Mortgage Loans as described above, over the Principal Prepayment Amount for those
                                   Mortgage Loans for that Distribution Date.

                                   The Senior Percentage of Net Deferred Interest will be allocated sequentially as follows:
                                           (i)       to the related Senior Interest Only Certificates up to the related
                                                     Certificate's interest entitlement; and
                                          (ii)       pro rata, to the other related Senior Certificates within the related group based on interest entitlements.

                                   The Subordinate Percentage of Net Deferred Interest will be allocated sequentially as follows:

                                           (i)       to the II-X Certificates up to the related Certificate's interest entitlement; and
                                          (ii)       pro rata, to the other related Subordinate Certificates within
                                                     Aggregate Loan Group II based on interest entitlements.

-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC                                                                                                   8
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------


                                          Preliminary Summary of Terms (Cont.)
-----------------------------------------------------------------------------------------------------------------------------------

                                   The Principal Amount for any Distribution Date and any Loan Group will equal the sum of
Principal Amount:                  (1) all monthly payments of principal due on each Mortgage Loan (other than a
                                   Liquidated Mortgage Loan) in that loan group during the related Due Period, (2) the principal portion of the purchase price of each Mortgage Loan in that loan group that was repurchased by a seller, the Master Servicer or another person pursuant to the pooling and servicing agreement as of the Distribution Date, (3) the Substitution
                                   Adjustment Amount in connection with any deleted Mortgage Loan in that loan group received with respect to the Distribution Date, (4) any insurance proceeds or liquidation proceeds allocable to recoveries of principal of Mortgage Loans in that loan group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of the Distribution Date, (5) with respect to each Mortgage
                                   Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to that Mortgage Loan, (6) all partial and full principal prepayments by borrowers on the Mortgage Loans in that loan group received during the related Prepayment Period, and (7) any subsequent recoveries on the Mortgage Loans in that loan group received during the calendar month preceding the month of the Distribution Date,

                                   Plus, with regard to Aggregate Loan Group II, any Transfer Payments Received for such loan group and Distribution Date,

                                   minus, with regard to Aggregate Loan Group II, any Transfer Payments Made for such loan group and Distribution Date.
                                   Transfer Payments due to disproportionate principal payments. On each Distribution Date
Transfer Payments:                 prior to the earlier of the Senior Credit Support Depletion Date related to the
                                   Aggregate Group II Senior Certificates and the related second Senior Termination Date, but after the date on which the aggregate Class Certificate Balance of the senior certificates related to a loan group in Aggregate Loan Group II has been reduced to zero, all principal on the Mortgage Loans in that loan group will be paid pro rata, based on Class Certificate Balances, to the senior certificates then outstanding relating to the other loan groups in Aggregate Loan Group II. However, principal will not be distributed as described above if on that Distribution Date (a) the Aggregate
                                   Subordinated Percentage for the Group II Subordinated Certificates for that
                                   Distribution Date is greater than or equal to 200% of the Aggregate Subordinated
                                   Percentage for the Group II Subordinated Certificates as of the closing date and (b)
                                   the aggregate Stated Principal Balance of all of the Mortgage Loans in Aggregate Loan
                                   Group II delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Group II Subordinated
                                   Certificates, is less than 50%. If principal from a loan group in Aggregate Loan Group
                                   II is distributed to the senior certificates of another loan group or loan groups in
                                   Aggregate Loan Group II according to this paragraph, the Group II Subordinated
                                   Certificates will not receive that principal amount on that Distribution Date.

                                   Transfer Payment due to disproportionate Realized Losses in one loan group within
                                   Aggregate Loan Group II. If on any Distribution Date the aggregate Class
                                   Certificate Balance of the senior certificates related to a Loan Group in
                                   Aggregate Loan Group II immediately prior to such Distribution Date is greater than the aggregate Stated Principal Balance of the Mortgage Loans in that loan group as of the first day of the related Due Period (the "Undercollateralized Group"), then the following will occur: the Available
----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC                                                                                                   9
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------


                                          Preliminary Summary of Terms (Cont.)
-----------------------------------------------------------------------------------------------------------------------------------

                                   Funds in the other loan group related to the Aggregate Loan Group II that is not an
Transfer Payments (continued):     Undercollateralized Group (the "Overcollateralized Group") will be reduced, after distributions of interest to the senior certificates of the Overcollateralized Group, by an amount equal to one month's interest on the Transfer Payment Received by the
                                   Undercollateralized Group at the weighted average Net Mortgage Interest Rate applicable to the Undercollateralized Group and that amount will be added to the Available Funds of the Undercollateralized Group; and the portion of the Available Funds in respect of principal on the Mortgage Loans in the Overcollateralized Group, after distributions of principal to the senior certificates of the Overcollateralized Group, will be distributed, to the extent of the portion of Available Funds available therefor, to the senior certificates of the Undercollateralized Group related to the Aggregate Loan
                                   Group II until the Class Certificate Balance of the senior certificates of the
                                   Undercollateralized Group equals the aggregate Stated Principal Balance of the Mortgage
                                   Loans in the related loan group.

                                   On each Distribution Date, the "Transfer Payment" for the Undercollateralized Group
                                   will equal the excess, if any, of the Class Certificate Balance of the related senior certificates immediately prior to such Distribution over the aggregate Stated
                                   Principal Balance of the Mortgage Loans in such loan group as of the first day of the related Due Period. The Transfer Payment received by the Undercollateralized Group is referred to as a "Transfer Payment Received." The Transfer Payment made by the
                                   Overcollateralized Group is referred to as a "Transfer Payment Made."

                                   All or a portion of the distributions to the senior certificates pursuant to the transfer payment provisions described above may be made on the Distribution Date in the month following the month during which such Transfer Payment occurs (without any additional distribution of interest or earnings thereon with respect to such delay).

                                   The Senior Principal Distribution Amount for any Distribution Date and loan group will
Senior Principal Distribution      equal the sum of (a) the related Senior Percentage of the related Principal Payment
Amount:                            Amount for that loan group and that Distribution Date, (b) the related Senior
                                   Prepayment Percentage of (i) the Net Prepayments, in the case of Loan Group 2,
                                   Loan Group 3 and Loan Group 4 or (ii) the related Principal Prepayment Amount for that loan group and that Distribution Date in the case of Loan Group 1 and (c) with respect to
                                   Aggregate Loan Group II, any Transfer Payments Received for that loan group and
                                   Distribution Date; provided, however, that on any Distribution Date after the second Senior
                                   Termination Date for a loan group within Aggregate Loan Group II, the Senior Principal
                                   Distribution Amount for the remaining senior certificates related to that Aggregate Loan
                                   Group will be calculated pursuant to the above formula based on all the Mortgage Loans in Aggregate Loan Group II, as opposed to only the Mortgage Loans in the related Loan
                                   Group.
----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC                                                                                                   10
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------


                                          Preliminary Summary of Terms (Cont.)
-----------------------------------------------------------------------------------------------------------------------------------

Subordinate Principal              The Subordinate Principal Distribution Amount for any Distribution Date and loan group
Distribution Amount:               will equal the sum of (a) the related Subordinate Percentage of the related Principal
                                   Payment Amount for that loan group and that Distribution Date, (b) the related
                                   Subordinate Prepayment Percentage of (i) the Net Prepayments, in the case of Loan Group 2,
                                   Loan Group 3, and Loan Group 4 or (ii) and the related Principal Prepayment Amount in the case of Loan Group 1 minus (c) with respect to Aggregate Loan Group II, any
                                   Transfer Payments Made for that loan group and Distribution Date; provided, however, that on any Distribution Date after the second Senior Termination Date for a loan group within Aggregate Loan Group II, the Subordinate Principal Distribution Amount for
                                   the Group II Subordinate Certificates will be calculated pursuant to the above formula based on all the Mortgage Loans in Aggregate Loan Group II, as opposed to only the
                                   Mortgage Loans in the related Loan Group.

Principal Distributions:           The Senior Principal Distribution Amount for Group 1 will generally be allocated first to the Class A-R and then to the Class 1-A-1 Certificates, until their respective Class
                                   Certificate Balance have has been reduced to zero. The Senior Principal Distribution
                                   Amount for Group 2 will generally be allocated to the Class 2-A-1 and Class 2-A-2
                                   Certificates, pro rata, until their respective Class Certificate Balances have been reduced to zero and second to the Class 2-X Certificates until their Class Certificate
                                   Balance has been reduced to zero. The Senior Principal Distribution Amount for Group 3 will generally be allocated first to the Class 3-A-1 Certificates, until its Class
                                   Certificate Balance has been reduced to zero and second to the Class 3-X Certificates until its Class Certificate Balance has been reduced to zero. The Senior Principal
                                   Distribution Amount for Group 4 will generally be allocated to the Class 4-A-1 and
                                   Class 4-A-2 Certificates pro rata, until their respective Class Certificate Balances have been reduced to zero and second to the Class 4-X Certificates until its Class
                                   Certificate Balance has been reduced to zero.

Senior Percentage:                 The Senior Percentage for a Loan Group on any Distribution Date will equal the lesser of (x) 100% and (y) the percentage obtained by dividing (i) the aggregate Class
                                   Certificate Balance of the senior certificates related to such Loan Group immediately prior to such date, by (ii) the aggregate Stated Principal Balance of the Mortgage
                                   Loans in the related Loan Group for the preceding Due Date after giving effect to principal prepayments in the related Prepayment Period.

Subordinate Percentage:            The Subordinate Percentage for a Loan Group for any Distribution Date will equal 100%
                                   minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment             The Subordinate Prepayment Percentage for a Loan Group for any Distribution Date will
Percentage:                        equal 100% minus the Senior Prepayment Percentage for such Loan Group for such date.
----------------------------------------------------------------------------------------------------------------------------------









Banc of America Securities LLC                                                                                                   11
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------

                                          Distributions on Certificates (Cont.)
-----------------------------------------------------------------------------------------------------------------------------------
Loan Group 1 Senior
Prepayment Percentage:             For the following Distribution Dates, will be as follows:

                                   Distribution Date                 Senior Prepayment Percentage
                                   -----------------                 ----------------------------

                                   April 2005 through March 2015     100%;

                                   April 2015 through                the applicable Senior Percentage plus, 70% of the
                                   March 2016                        applicable Subordinate Percentage;

                                   April 2016 through                the applicable Senior Percentage plus, 60% of the
                                   March 2017                        applicable Subordinate Percentage;

                                   April 2017 through                the applicable Senior Percentage plus, 40% of the
                                   March 2018                        applicable Subordinate Percentage;

                                   April 2018 through                the applicable Senior Percentage plus, 20% of the
                                   March 2019                        applicable Subordinate Percentage;

                                   April 2019 and thereafter         the applicable Senior Percentage;

                                     provided, however,

                                   (i)      if on any Distribution Date the Senior Percentage exceeds the Senior
                                            Percentage calculated as of the Closing Date, then the Senior
                                            Prepayment Percentage for such Distribution Date will equal 100%,

                                   (ii)     if on any Distribution Date prior to the April 2008 Distribution Date, prior to giving effect to any distributions on such Distribution
                                            Date, the Subordinate Percentage is greater than or equal to twice the
                                            Subordinate Percentage calculated as of the Closing Date, then the Senior
                                            Prepayment Percentage for that Distribution Date will equal the
                                            Senior Percentage plus 50% of the Subordinate Percentage, and

                                   (iii)    if on or after the April 2008 Distribution Date, prior to giving effect to any distributions on such  Distribution Date, the Subordinate
                                            Percentage is greater than or equal to twice the Subordinate Percentage calculated as of the Closing Date, then the Senior Prepayment
                                            Percentage for that Distribution Date will equal the Senior
                                            Percentage.

----------------------------------------------------------------------------------------------------------------------------------







Banc of America Securities LLC                                                                                                   12
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------

                                          Distributions on Certificates (Cont.)
-----------------------------------------------------------------------------------------------------------------------------------
Loan Groups 2, 3and 4 Senior       For the following Distribution Dates, will be as follows:
Prepayment Percentage:
                                   Distribution Date                 Senior Prepayment Percentage
                                   -----------------                 ----------------------------

                                   April 2005 through March 2015     100%;

                                   April 2015 through                the applicable  Senior Percentage plus, 70% of the
                                   March 2016                        applicable Subordinate Percentage;

                                   April 2016 through                the applicable  Senior Percentage plus, 60% of the
                                   March 2017                        applicable Subordinate Percentage;

                                   April 2017 through                the applicable  Senior Percentage plus, 40% of the
                                   March 2018                        applicable Subordinate Percentage;

                                   April 2018 through                the applicable  Senior Percentage plus, 20% of the
                                   March 2019                        applicable Subordinate Percentage;

                                   April 2019 and thereafter         the applicable Senior Percentage;

                                     provided, however,

                                   (iii)    if on any Distribution Date the Senior Percentage of a Loan Group
                                            exceeds such Senior Percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for such Loan Group and any other in Aggregate Loan Group II for such Distribution Date will equal 100%,

                                   (iv)     if for each Group of Certificates related to a Loan Group or Aggregate Loan
                                            Group on any Distribution Date prior to the April 2008 Distribution Date and prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Group II Subordinate Certificates divided by the aggregate Stated Principal Balance of the Mortgage Loans in Aggregate Loan
                                            Group II (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior
                                            Prepayment Percentage for each Loan Group related to Aggregate Loan Group II will equal the applicable Senior Percentage for such Loan Group plus 50% of the applicable Subordinate Percentage for such Loan Group, and

                                   (iiii)   if for each Group of Certificates on or after the April 2008 Distribution
                                            Date, prior to giving effect to any distributions, the Aggregate
                                            Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior
                                            Prepayment Percentage for each Loan Group related to Aggregate Loan
                                            Group II for that Distribution Date will equal the applicable Senior
                                            Percentage for such Loan Group.

----------------------------------------------------------------------------------------------------------------------------------






Banc of America Securities LLC                                                                                                   13
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------

                                              CWALT 2005-14 Preliminary Cap Schedules
                                              ---------------------------------------


                    Class 2-A-1                 Class 2-A-2                 Class 4-A-1                 Class 4-A-2
                 Class         Cap           Class         Cap           Class         Cap           Class        Cap
   Date         Balance     Strike (%)      Balance     Strike (%)      Balance    Strike (%)       Balance    Strike (%)
---------------------------------------------------------------------------------------------------------------------------
 04/25/05       464,051,367    4.09         198,878,454    4.02         137,178,963   4.07          91,452,970    4.02
 05/25/05       457,400,327    4.00         196,028,018    3.93         135,210,923   3.98          90,140,939    3.93
 06/25/05       450,865,936    9.34         193,227,575    9.27         133,275,599   9.32          88,850,718    9.27
 07/25/05       446,381,322    9.03         191,305,605    8.96         131,982,771   9.01          87,988,829    8.96
 08/25/05       441,946,021    9.05         189,404,768    8.98         130,703,877   9.03          87,136,231    8.98
 09/25/05       437,604,051    9.36         187,543,930    9.29         129,441,183   9.34          86,294,431    9.29
 10/25/05       433,309,237    9.05         185,703,302    8.98         128,192,036   9.03          85,461,664    8.98
 11/25/05       429,061,005    9.36         183,882,638    9.29         126,956,272   9.34          84,637,818    9.29
 12/25/05       424,858,787    9.05         182,081,693    8.98         125,733,729   9.03          83,822,787    8.98
 01/25/06       420,702,022    9.05         180,300,229    8.98         124,524,247   9.03          83,016,463    8.98
 02/25/06       416,590,159   10.04         178,538,008    9.97         123,327,669   10.02         82,218,741    9.97
 03/25/06       412,520,341    9.05         176,793,807    8.98         122,143,246   9.03          81,429,123    8.98
 04/25/06       408,379,641    9.36         175,019,227    9.29         120,937,790   9.34          80,625,482    9.29
 05/25/06       404,284,417    9.05         173,264,137    8.98         119,745,416   9.03          79,830,563    8.98
 06/25/06       400,228,221    9.36         171,525,774    9.29         118,565,238   9.34          79,043,775    9.29
 07/25/06       396,216,501    9.05         169,806,472    8.98         117,397,839   9.03          78,265,507    8.98
 08/25/06       392,248,714    9.05         168,105,997    8.98         116,243,064   9.03          77,495,654    8.98
 09/25/06       388,324,319    9.36         166,424,120    9.29         115,100,758   9.34          76,734,114    9.29
 10/25/06       384,442,787    9.05         164,760,612    8.98         113,970,771   9.03          75,980,787    8.98
 11/25/06       380,603,593    9.36         163,115,249    9.29         112,852,953   9.34          75,235,572    9.29
 12/25/06       376,806,219    9.05         161,487,809    8.98         111,747,155   9.03          74,498,371    8.98
 01/25/07       373,050,155    9.05         159,878,073    8.98         110,653,233   9.03          73,769,087    8.98
 02/25/07       369,334,897   10.04         158,285,825    9.97         109,571,042   10.02         73,047,623    9.97
 03/25/07       365,657,837    9.05         156,709,947    8.98         108,499,899   9.03          72,333,525    8.98
 04/25/07       361,915,789    9.36         155,106,218    9.29         107,409,478   9.34          71,606,575    9.29
 05/25/07       358,215,074    9.05         153,520,203    8.98         106,330,953   9.03          70,887,556    8.98
 06/25/07       354,549,805    9.36         151,949,379    9.29         105,263,514   9.34          70,175,927    9.29
 07/25/07       350,924,959    9.05         150,395,879    8.98         104,207,694   9.03          69,472,045    8.98
 08/25/07       347,340,041    9.05         148,859,491    8.98         103,163,351   9.03          68,775,814    8.98
 09/25/07       343,794,558    9.36         147,340,004    9.29         102,130,346   9.34          68,087,142    9.29
 10/25/07       340,288,029    9.05         145,837,211    8.98         101,108,540   9.03          67,405,935    8.98
 11/25/07       336,748,584    9.36         144,320,311    9.29         100,088,713   9.34          66,726,048    9.29
 12/25/07       332,647,443    9.05         142,562,686    8.98          99,076,058   9.03          66,050,942    8.98
 01/25/08       328,591,490    9.05         140,824,426    8.98          97,750,886   9.03          65,167,491    8.98
 02/25/08       324,385,253    9.69         139,021,760    9.62          96,222,304   9.67          64,148,433    9.62
 03/25/08       320,231,933    9.05         137,241,772    8.98          94,714,772   9.03          63,143,408    8.98
 04/25/08       315,581,732    9.36         135,248,836    9.29          93,226,554   9.34          62,151,259    9.29








Banc of America Securities LLC                                                                                                   14
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------



                    Class 2-A-1                 Class 2-A-2                 Class 4-A-1                 Class 4-A-2
                 Class         Cap           Class         Cap           Class        Cap            Class        Cap
   Date         Balance     Strike (%)      Balance     Strike (%)      Balance    Strike (%)       Balance    Strike (%)
---------------------------------------------------------------------------------------------------------------------------
 05/25/08       310,613,679    9.05         133,119,678    8.98         91,758,850    9.03          61,172,786    8.98
 06/25/08       305,714,129    9.36         131,019,878    9.29         90,311,383    9.34          60,207,805    9.29
 07/25/08       300,882,158    9.05         128,949,040    8.98         88,883,881    9.03          59,256,133    8.98
 08/25/08       296,116,856    9.05         126,906,775    8.98         87,476,074    9.03          58,317,592    8.98
 09/25/08       291,417,325    9.36         124,892,698    9.29         86,087,697    9.34          57,392,004    9.29
 10/25/08       286,782,677    9.05         122,906,427    8.98         84,718,489    9.03          56,479,195    8.98
 11/25/08       282,212,040    9.36         120,947,590    9.29         83,368,191    9.34          55,578,993    9.29
 12/25/08       277,704,551    9.05         119,015,816    8.98         82,036,548    9.03          54,691,228    8.98
 01/25/09       273,259,359    9.05         117,110,740    8.98         80,723,309    9.03          53,815,732    8.98
 02/25/09       268,875,626   10.04         115,232,004    9.97         79,428,226   10.02          52,952,341    9.97
 03/25/09       264,552,522    9.05         113,379,251    8.98         78,151,055    9.03          52,100,890    8.98
 04/25/09       260,289,232    9.36         111,552,134    9.29         76,891,554    9.34          51,261,220    9.29
 05/25/09       256,084,950    9.05         109,750,305    8.98         75,649,486    9.03          50,433,172    8.98
 06/25/09       251,938,882    9.36         107,973,425    9.29         74,424,615    9.34          49,616,588    9.29
 07/25/09       247,850,243    9.05         106,221,157    8.98         73,216,711    9.03          48,811,316    8.98
 08/25/09       243,818,260    9.05         104,493,171    8.98         72,025,544    9.03          48,017,201    8.98
 09/25/09       239,842,171    9.36         102,789,138    9.29         70,850,889    9.34          47,234,095    9.29
 10/25/09       235,921,223    9.05         101,108,738    8.98         69,692,524    9.03          46,461,850    8.98
 11/25/09       232,054,674    9.36          99,451,651    9.29         68,550,230    9.34          45,700,317    9.29
 12/25/09       228,241,791    9.05          97,817,565    8.98         67,423,791    9.03          44,949,355    8.98
 01/25/10       224,481,853    9.05          96,206,168    8.98         66,312,992    9.03          44,208,820    8.98
 02/25/10       220,774,146   10.04          94,617,157    9.97         65,217,624   10.02          43,478,572    9.97
 03/25/10       217,117,969    9.05          93,050,229    8.98         64,137,479    9.03          42,758,473    8.98
 04/25/10       213,512,627    9.36          91,505,088    9.29         63,072,352    9.34          42,048,386    9.29
 05/25/10       209,957,437    9.05          89,981,440    8.98         62,022,042    9.03          41,348,176    8.98
 06/25/10       206,972,855    9.36          88,702,338    9.29         61,140,410    9.34          40,760,420    9.29
 07/25/10       204,029,266    9.05          87,440,805    8.98         60,270,888    9.03          40,180,736    8.98
 08/25/10       201,126,115    9.05          86,196,602    8.98         59,413,310    9.03          39,609,015    8.98
 09/25/10       198,262,852    9.36          84,969,493    9.29         58,567,515    9.34          39,045,150    9.29
 10/25/10       195,438,937    9.05          83,759,249    8.98         57,733,343    9.03          38,489,033    8.98
 11/25/10       192,653,837    9.36          82,565,638    9.29         56,910,636    9.34          37,940,560    9.29
 12/25/10       189,907,024    9.05          81,388,437    8.98         56,099,238    9.03          37,399,626    8.98
 01/25/11       187,197,980    9.05          80,227,422    8.98         55,298,998    9.03          36,866,131    8.98
 02/25/11       184,526,191   10.04          79,082,374    9.97         54,509,762   10.02          36,339,972    9.97
 03/25/11       181,891,153    9.05          77,953,076    8.98         53,731,382    9.03          35,821,050    8.98
 04/25/11       179,292,367    9.36          76,839,314    9.29         52,963,710    9.34          35,309,267    9.29






Banc of America Securities LLC                                                                                                   15
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------


                    Class 2-A-1                 Class 2-A-2                 Class 4-A-1                 Class 4-A-2
                 Class         Cap           Class         Cap           Class        Cap            Class        Cap
   Date         Balance     Strike (%)      Balance    Strike (%)       Balance    Strike (%)       Balance    Strike (%)
---------------------------------------------------------------------------------------------------------------------------
 05/25/11       176,729,341    9.05         75,740,878    8.98          52,206,601    9.03          34,804,526    8.98
 06/25/11       174,201,590    9.36         74,657,560    9.29          51,459,912    9.34          34,306,731    9.29
 07/25/11       171,708,634    9.05         73,589,154    8.98          50,723,502    9.03          33,815,789    8.98
 08/25/11       169,250,002    9.05         72,535,459    8.98          49,997,230    9.03          33,331,606    8.98
 09/25/11       166,825,229    9.36         71,496,274    9.29          49,280,960    9.34          32,854,091    9.29
 10/25/11       164,433,853    9.05         70,471,402    8.98          48,574,555    9.03          32,383,153    8.98
 11/25/11       162,075,422    9.36         69,460,650    9.29          47,877,881    9.34          31,918,702    9.29
 12/25/11       159,749,489    9.05         68,463,825    8.98          47,190,807    9.03          31,460,651    8.98
 01/25/12       157,455,612    9.05         67,480,738    8.98          46,513,202    9.03          31,008,913    8.98
 02/25/12       155,193,357    9.69         66,511,203    9.62          45,844,938    9.67          30,563,402    9.62
 03/25/12       152,962,293    9.05         65,555,037    8.98          45,185,888    9.03          30,124,033    8.98
 04/25/12       150,761,997    9.36         64,612,056    9.29          44,535,926    9.34          29,690,723    9.29
 05/25/12       148,592,051    9.05         63,682,083    8.98          43,894,929    9.03          29,263,391    8.98
 06/25/12       146,452,044    9.36         62,764,940    9.29          43,262,775    9.34          28,841,954    9.29
 07/25/12       144,341,568    9.05         61,860,453    8.98          42,639,345    9.03          28,426,332    8.98
 08/25/12       142,260,222    9.05         60,968,451    8.98          42,024,520    9.03          28,016,447    8.98
 09/25/12       140,207,610    9.36         60,088,763    9.29          41,418,182    9.34          27,612,220    9.29
 10/25/12       138,183,342    9.05         59,221,223    8.98          40,820,217    9.03          27,213,576    8.98
 11/25/12       136,187,034    9.36         58,365,665    9.29          40,230,511    9.34          26,820,437    9.29
 12/25/12       134,218,304    9.05         57,521,927    8.98          39,648,951    9.03          26,432,729    8.98
 01/25/13       132,276,778    9.05         56,689,847    8.98          39,075,427    9.03          26,050,378    8.98
 02/25/13       130,362,087   10.04         55,869,268    9.97          38,509,830   10.02          25,673,312    9.97
 03/25/13       128,473,865    9.05         55,060,033    8.98          37,952,051    9.03          25,301,458    8.98
 04/25/13       126,611,753    9.36         54,261,988    9.29          37,401,985    9.34          24,934,746    9.29
 05/25/13       124,775,396    9.05         53,474,981    8.98          36,859,527    9.03          24,573,106    8.98
 06/25/13       122,964,443    9.36         52,698,861    9.29          36,324,573    9.34          24,216,469    9.29
 07/25/13       121,178,550    9.05         51,933,481    8.98          35,797,022    9.03          23,864,767    8.98
 08/25/13       119,417,375    9.05         51,178,694    8.98          35,276,772    9.03          23,517,932    8.98
 09/25/13       117,680,582    9.36         50,434,357    9.29          34,763,724    9.34          23,175,899    9.29
 10/25/13       115,967,840    9.05         49,700,327    8.98          34,257,781    9.03          22,838,602    8.98
 11/25/13       114,278,822    9.36         48,976,465    9.29          33,758,845    9.34          22,505,977    9.29
 12/25/13       112,613,204    9.05         48,262,631    8.98          33,266,822    9.03          22,177,961    8.98
 01/25/14       110,970,668    9.05         47,558,690    8.98          32,781,617    9.03          21,854,490    8.98
 02/25/14       109,350,901   10.04         46,864,506    9.97          32,303,137   10.02          21,535,502    9.97
 03/25/14       107,753,592    9.05         46,179,948    8.98          31,831,292    9.03          21,220,937    8.98
 04/25/14       106,178,436    9.36         45,504,883    9.29          31,365,990    9.34          20,910,735    9.29






Banc of America Securities LLC                                                                                                   16
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------



                    Class 2-A-1                 Class 2-A-2                 Class 4-A-1                 Class 4-A-2
                 Class         Cap           Class         Cap           Class        Cap            Class        Cap
   Date         Balance     Strike (%)      Balance    Strike (%)       Balance    Strike (%)       Balance    Strike (%)
---------------------------------------------------------------------------------------------------------------------------
 05/25/14       104,625,132    9.05         44,839,184    8.98          30,907,143    9.03          20,604,836    8.98
 06/25/14       103,093,381    9.36         44,182,721    9.29          30,454,663    9.34          20,303,182    9.29
 07/25/14       101,582,890    9.05         43,535,371    8.98          30,008,463    9.03          20,005,714    8.98
 08/25/14       100,093,371    9.05         42,897,007    8.98          29,568,458    9.03          19,712,376    8.98
 09/25/14        98,624,537    9.36         42,267,509    9.29          29,134,563    9.34          19,423,112    9.29
 10/25/14        97,176,107    9.05         41,646,756    8.98          28,706,695    9.03          19,137,865    8.98
 11/25/14        95,747,803    9.36         41,034,628    9.29          28,284,772    9.34          18,856,582    9.29
 12/25/14        94,339,351    9.05         40,431,008    8.98          27,868,714    9.03          18,579,209    8.98
 01/25/15        92,950,480    9.05         39,835,779    8.98          27,458,439    9.03          18,305,692    8.98
 02/25/15        91,580,924   10.04         39,248,829    9.97          27,053,870   10.02          18,035,978    9.97



















Banc of America Securities LLC                                                                                                   17
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------


                                    Class II-M-1              Class II-B-1              Class II-B-2
                                 Class        Cap           Class        Cap          Class        Cap
                    Date        Balance    Strike (%)      Balance   Strike (%)      Balance   Strike (%)
                 ------------------------------------------------------------------------------------------
                  04/25/05      25,982,551    3.80         20,208,318   3.45         15,588,932   2.70
                  05/25/05      25,974,473    3.71         20,202,035   3.36         15,584,085   2.61
                  06/25/05      25,967,480    9.05         20,196,596   8.70         15,579,889   7.95
                  07/25/05      25,966,942    8.74         20,196,178   8.39         15,579,567   7.64
                  08/25/05      25,966,405    8.76         20,195,760   8.41         15,579,245   7.66
                  09/25/05      25,966,405    9.07         20,195,760   8.72         15,579,245   7.97
                  10/25/05      25,966,405    8.76         20,195,760   8.41         15,579,245   7.66
                  11/25/05      25,966,405    9.07         20,195,760   8.72         15,579,245   7.97
                  12/25/05      25,966,405    8.76         20,195,760   8.41         15,579,245   7.66
                  01/25/06      25,966,405    8.76         20,195,760   8.41         15,579,245   7.66
                  02/25/06      25,966,405    9.75         20,195,760   9.40         15,579,245   8.65
                  03/25/06      25,966,405    8.76         20,195,760   8.41         15,579,245   7.66
                  04/25/06      25,966,405    9.07         20,195,760   8.72         15,579,245   7.97
                  05/25/06      25,966,405    8.76         20,195,760   8.41         15,579,245   7.66
                  06/25/06      25,966,405    9.07         20,195,760   8.72         15,579,245   7.97
                  07/25/06      25,966,405    8.76         20,195,760   8.41         15,579,245   7.66
                  08/25/06      25,966,405    8.76         20,195,760   8.41         15,579,245   7.66
                  09/25/06      25,966,405    9.07         20,195,760   8.72         15,579,245   7.97
                  10/25/06      25,966,405    8.76         20,195,760   8.41         15,579,245   7.66
                  11/25/06      25,966,405    9.07         20,195,760   8.72         15,579,245   7.97
                  12/25/06      25,966,405    8.76         20,195,760   8.41         15,579,245   7.66
                  01/25/07      25,966,405    8.76         20,195,760   8.41         15,579,245   7.66
                  02/25/07      25,966,405    9.75         20,195,760   9.40         15,579,245   8.65
                  03/25/07      25,966,405    8.76         20,195,760   8.41         15,579,245   7.66
                  04/25/07      25,966,405    9.07         20,195,760   8.72         15,579,245   7.97
                  05/25/07      25,966,405    8.76         20,195,760   8.41         15,579,245   7.66
                  06/25/07      25,966,405    9.07         20,195,760   8.72         15,579,245   7.97
                  07/25/07      25,966,405    8.76         20,195,760   8.41         15,579,245   7.66
                  08/25/07      25,966,405    8.76         20,195,760   8.41         15,579,245   7.66
                  09/25/07      25,966,405    9.07         20,195,760   8.72         15,579,245   7.97
                  10/25/07      25,966,405    8.76         20,195,760   8.41         15,579,245   7.66
                  11/25/07      25,965,940    9.07         20,195,399   8.72         15,578,966   7.97
                  12/25/07      25,962,486    8.76         20,192,713   8.41         15,576,893   7.66
                  01/25/08      25,956,984    8.76         20,188,433   8.41         15,573,592   7.66
                  02/25/08      25,948,861    9.40         20,182,115   9.05         15,568,719   8.30
                  03/25/08      25,938,618    8.76         20,174,148   8.41         15,562,573   7.66
                  04/25/08      25,925,173    9.07         20,163,692   8.72         15,554,507   7.97








Banc of America Securities LLC                                                                                                   18
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------


                                    Class II-M-1              Class II-B-1              Class II-B-2
                                 Class        Cap           Class        Cap          Class        Cap
                    Date        Balance    Strike (%)      Balance   Strike (%)      Balance   Strike (%)
                 ------------------------------------------------------------------------------------------
                  05/25/08      25,909,143    8.76         20,151,224   8.41         15,544,888   7.66
                  06/25/08      25,892,979    9.07         20,138,652   8.72         15,535,191   7.97
                  07/25/08      25,876,681    8.76         20,125,976   8.41         15,525,412   7.66
                  08/25/08      25,860,248    8.76         20,113,195   8.41         15,515,553   7.66
                  09/25/08      25,843,679    9.07         20,100,308   8.72         15,505,612   7.97
                  10/25/08      25,826,972    8.76         20,087,314   8.41         15,495,588   7.66
                  11/25/08      25,810,127    9.07         20,074,213   8.72         15,485,481   7.97
                  12/25/08      25,793,142    8.76         20,061,002   8.41         15,475,291   7.66
                  01/25/09      25,776,016    8.76         20,047,683   8.41         15,465,016   7.66
                  02/25/09      25,758,748    9.75         20,034,252   9.40         15,454,655   8.65
                  03/25/09      25,741,337    8.76         20,020,711   8.41         15,444,209   7.66
                  04/25/09      25,723,782    9.07         20,007,056   8.72         15,433,676   7.97
                  05/25/09      25,706,081    8.76         19,993,289   8.41         15,423,056   7.66
                  06/25/09      25,688,233    9.07         19,979,408   8.72         15,412,348   7.97
                  07/25/09      25,670,237    8.76         19,965,411   8.41         15,401,550   7.66
                  08/25/09      25,652,092    8.76         19,951,298   8.41         15,390,664   7.66
                  09/25/09      25,633,796    9.07         19,937,069   8.72         15,379,687   7.97
                  10/25/09      25,615,348    8.76         19,922,721   8.41         15,368,619   7.66
                  11/25/09      25,596,748    9.07         19,908,254   8.72         15,357,459   7.97
                  12/25/09      25,577,993    8.76         19,893,667   8.41         15,346,206   7.66
                  01/25/10      25,559,083    8.76         19,878,959   8.41         15,334,861   7.66
                  02/25/10      25,540,016    9.75         19,864,130   9.40         15,323,421   8.65
                  03/25/10      25,520,790    8.76         19,849,177   8.41         15,311,886   7.66
                  04/25/10      25,501,406    9.07         19,834,100   8.72         15,300,256   7.97
                  05/25/10      25,481,860    8.76         19,818,898   8.41         15,288,529   7.66
                  06/25/10      25,119,637    9.07         19,537,174   8.72         15,071,203   7.97
                  07/25/10      24,762,389    8.76         19,259,319   8.41         14,856,863   7.66
                  08/25/10      24,410,048    8.76         18,985,281   8.41         14,645,466   7.66
                  09/25/10      24,062,549    9.07         18,715,008   8.72         14,436,975   7.97
                  10/25/10      23,719,825    8.76         18,448,449   8.41         14,231,348   7.66
                  11/25/10      23,381,811    9.07         18,185,554   8.72         14,028,548   7.97
                  12/25/10      23,048,445    8.76         17,926,273   8.41         13,828,536   7.66
                  01/25/11      22,719,662    8.76         17,670,557   8.41         13,631,273   7.66
                  02/25/11      22,395,400    9.75         17,418,358   9.40         13,436,724   8.65
                  03/25/11      22,075,599    8.76         17,169,627   8.41         13,244,850   7.66
                  04/25/11      21,760,197    9.07         16,924,319   8.72         13,055,617   7.97







Banc of America Securities LLC                                                                                                   19
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                                    Class II-M-1              Class II-B-1              Class II-B-2
                                 Class        Cap           Class        Cap          Class        Cap
                    Date        Balance    Strike (%)      Balance   Strike (%)      Balance   Strike (%)
                 ------------------------------------------------------------------------------------------
                  05/25/11      21,449,135    8.76         16,682,386   8.41         12,868,987   7.66
                  06/25/11      21,142,354    9.07         16,443,783   8.72         12,684,925   7.97
                  07/25/11      20,839,796    8.76         16,208,464   8.41         12,503,398   7.66
                  08/25/11      20,541,404    8.76         15,976,385   8.41         12,324,369   7.66
                  09/25/11      20,247,121    9.07         15,747,502   8.72         12,147,806   7.97
                  10/25/11      19,956,892    8.76         15,521,771   8.41         11,973,675   7.66
                  11/25/11      19,670,660    9.07         15,299,150   8.72         11,801,943   7.97
                  12/25/11      19,388,373    8.76         15,079,597   8.41         11,632,577   7.66
                  01/25/12      19,109,976    8.76         14,863,070   8.41         11,465,545   7.66
                  02/25/12      18,835,416    9.40         14,649,527   9.05         11,300,816   8.30
                  03/25/12      18,564,643    8.76         14,438,929   8.41         11,138,358   7.66
                  04/25/12      18,297,603    9.07         14,231,235   8.72         10,978,140   7.97
                  05/25/12      18,034,247    8.76         14,026,406   8.41         10,820,132   7.66
                  06/25/12      17,774,524    9.07         13,824,402   8.72         10,664,305   7.97
                  07/25/12      17,518,385    8.76         13,625,186   8.41         10,510,627   7.66
                  08/25/12      17,265,782    8.76         13,428,720   8.41         10,359,071   7.66
                  09/25/12      17,016,666    9.07         13,234,966   8.72         10,209,607   7.97
                  10/25/12      16,770,989    8.76         13,043,888   8.41         10,062,207   7.66
                  11/25/12      16,528,706    9.07         12,855,449   8.72          9,916,843   7.97
                  12/25/12      16,289,770    8.76         12,669,613   8.41          9,773,487   7.66
                  01/25/13      16,054,136    8.76         12,486,345   8.41          9,632,112   7.66
                  02/25/13      15,821,758    9.75         12,305,609   9.40          9,492,690   8.65
                  03/25/13      15,592,593    8.76         12,127,373   8.41          9,355,196   7.66
                  04/25/13      15,366,597    9.07         11,951,601   8.72          9,219,604   7.97
                  05/25/13      15,143,726    8.76         11,778,260   8.41          9,085,887   7.66
                  06/25/13      14,923,938    9.07         11,607,317   8.72          8,954,019   7.97
                  07/25/13      14,707,192    8.76         11,438,739   8.41          8,823,976   7.66
                  08/25/13      14,493,446    8.76         11,272,494   8.41          8,695,733   7.66
                  09/25/13      14,282,659    9.07         11,108,552   8.72          8,569,266   7.97
                  10/25/13      14,074,790    8.76         10,946,879   8.41          8,444,550   7.66
                  11/25/13      13,869,801    9.07         10,787,445   8.72          8,321,561   7.97
                  12/25/13      13,667,652    8.76         10,630,221   8.41          8,200,276   7.66
                  01/25/14      13,468,304    8.76         10,475,175   8.41          8,080,672   7.66
                  02/25/14      13,271,719    9.75         10,322,279   9.40          7,962,726   8.65
                  03/25/14      13,077,861    8.76         10,171,502   8.41          7,846,415   7.66
                  04/25/14      12,886,690    9.07         10,022,816   8.72          7,731,717   7.97





Banc of America Securities LLC                                                                                                   20
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------



                                    Class II-M-1              Class II-B-1              Class II-B-2
                                 Class        Cap          Class        Cap          Class        Cap
                    Date        Balance    Strike (%)     Balance    Strike (%)     Balance    Strike (%)
                 ------------------------------------------------------------------------------------------
                  05/25/14      12,698,172    8.76         9,876,193    8.41         7,618,610    7.66
                  06/25/14      12,512,269    9.07         9,731,605    8.72         7,507,073    7.97
                  07/25/14      12,328,947    8.76         9,589,023    8.41         7,397,084    7.66
                  08/25/14      12,148,170    8.76         9,448,421    8.41         7,288,622    7.66
                  09/25/14      11,969,903    9.07         9,309,771    8.72         7,181,666    7.97
                  10/25/14      11,794,113    8.76         9,173,048    8.41         7,076,196    7.66
                  11/25/14      11,620,765    9.07         9,038,224    8.72         6,972,191    7.97
                  12/25/14      11,449,826    8.76         8,905,274    8.41         6,869,632    7.66
                  01/25/15      11,281,264    8.76         8,774,172    8.41         6,768,498    7.66
                  02/25/15      11,115,046    9.75         8,644,894    9.40         6,668,771    8.65










Banc of America Securities LLC                                                                                                   21
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------



                                             CWALT 2005-14 Collateral Characteristics
                                             ----------------------------------------


The collateral characteristics in the following pages is representative of what each group or aggregate group is expected to consist of when all collateral has been finalized.


       ----------------------------------------------------------------------------------------------------------------------
                                                  Collateral Group Characteristics
       ----------------------------------------------------------------------------------------------------------------------
                                                                                                               Aggregate
                                    Group 1            Group 2           Group 3            Group 4            Group II
       ----------------------------------------------------------------------------------------------------------------------
       % of Pool                            9.60%             51.14%            15.16%             24.11%             90.40%
       ----------------------------------------------------------------------------------------------------------------------
       Gross WAC                            6.01%              2.21%             2.44%              1.96%              2.18%
       ----------------------------------------------------------------------------------------------------------------------
       Net WAC                              5.74%              1.82%             2.05%              1.57%              1.79%
       ----------------------------------------------------------------------------------------------------------------------
       WA RTerm                               359                360               360                360                360
       ----------------------------------------------------------------------------------------------------------------------
       Gross Margin                         2.26%              2.69%             3.32%              2.86%              2.84%
       ----------------------------------------------------------------------------------------------------------------------
       Initial Cap                          2.03%              0.00%             0.00%              0.00%              0.00%
       ----------------------------------------------------------------------------------------------------------------------
       Period Cap                           2.00%              0.00%             0.00%              0.00%              0.00%
       ----------------------------------------------------------------------------------------------------------------------
       Max Rate                            12.01%              9.95%             9.96%              9.95%              9.95%
       ----------------------------------------------------------------------------------------------------------------------
       Months To Roll                          35                  1                 1                  1                  1
       ----------------------------------------------------------------------------------------------------------------------
       % California                        54.15%             46.83%            58.67%             58.90%             52.04%
       ----------------------------------------------------------------------------------------------------------------------
       WA OLTV                             72.36%             74.79%            74.41%             73.55%             74.40%
       ----------------------------------------------------------------------------------------------------------------------
       WA FICO                                698                706               709                710                708
       ----------------------------------------------------------------------------------------------------------------------
       % Interest Only                     87.32%              0.00%             0.00%              0.00%              0.00%
       ----------------------------------------------------------------------------------------------------------------------
       % PrePay Fee                         1.58%             54.98%            99.71%             60.47%             63.95%
       ----------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC                                                                                                   22
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                     Group 1 Collateral Summary
-----------------------------------------------------------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans
-----------------------------------------

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first three years after origination and thereafter the Mortgage
Loans have a variable interest rate. Approximately 87.32% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date.. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. Generally, all of the mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.625% to 14.000%. The effective minimum interest rate for substantially all of the Mortgage Loans will be its Gross Margin.


Approximately 1.58% of the Group 1 Mortgage Loans have prepayment penalties.

-----------------------------------------------------------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                   Collateral Summary             Range (if applicable)
                                                                   ------------------             ---------------------

Total Outstanding Loan Balance                                       $100,268,729.45

Average Loan Principal Balance                                              $541,993                 $127,254 to $1,595,000

WA Gross Coupon                                                               6.007%                       4.625% to 8.000%

WA FICO                                                                          698                             591 to 809


WA Original Term                                                          360 months

WA Remaining Term                                                         359 months                      353 to 360 months

WA OLTV                                                                       72.36%                       40.84% to 95.00%

WA Months to First or Next Rate Adjustment Date                            35 months                        29 to 37 months

WA Gross Margin                                                               2.265%                       2.250% to 3.375%

WA Rate Ceiling                                                              12.007%                     10.625% to 14.000%

Geographic Concentration of Mortgaged Properties (Top 5         CA            54.15%
States) based on the Aggregate Stated Principal Balance         FL             7.35%
                                                                NV             5.83%
                                                                IL             4.13%
                                                                MA             4.05%

-----------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC                                                                                                   23
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------



                                Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

                            ---------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                                     Occupancy                  Cut-Off Date               Balance
                            ---------------------------------------------------------------------------
                            Primary Residence                        $79,070,842.40             78.86%
                            Investor Property                         14,207,463.30              14.17
                            Second Home                                6,990,423.75               6.97
                            ---------------------------------------------------------------------------
                            Total:                                  $100,268,729.45            100.00%
                            ===========================================================================

(1)  Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                                           Property Types of the Group 1 Mortgage Loans

                            ---------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                                   Property Type                Cut-Off Date               Balance
                            ---------------------------------------------------------------------------
                            Single Family                            $62,435,387.56             62.27%
                            PUD                                       23,857,745.66              23.79
                            Condominium                               10,503,596.23              10.48
                            2-4 Family                                 3,472,000.00               3.46
                            ---------------------------------------------------------------------------
                            Total:                                  $100,268,729.45            100.00%
                            ===========================================================================


                                        Mortgage Loan Purpose of the Group 1 Mortgage Loans



                            ---------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                                      Purpose                   Cut-Off Date               Balance
                            ---------------------------------------------------------------------------
                            Purchase                                 $63,692,049.90             63.52%
                            Refinance-Cashout                         21,911,984.51              21.85
                            Refinance-Rate/Term                       14,664,695.04              14.63
                            ---------------------------------------------------------------------------
                            Total:                                  $100,268,729.45            100.00%
                            ===========================================================================




Banc of America Securities LLC                                                                                                   24
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                                       Geographical Distribution of the Mortgage Properties
                                                 of the Group 1 Mortgage Loans (1)
                           ----------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                                  Geographic Area               Cut-Off Date               Balance
                           ----------------------------------------------------------------------------
                           Alabama                                      $398,805.00              0.40%
                           Arizona                                       975,000.00               0.97
                           California                                 54,295,279.83              54.15
                           Colorado                                    2,654,700.00               2.65
                           Connecticut                                   620,000.00               0.62
                           Florida                                     7,371,821.79               7.35
                           Georgia                                       411,500.00               0.41
                           Hawaii                                        602,000.00               0.60
                           Illinois                                    4,140,866.59               4.13
                           Kansas                                        633,232.00               0.63
                           Kentucky                                    1,100,000.00               1.10
                           Maryland                                    3,754,323.77               3.74
                           Massachusetts                               4,064,650.22               4.05
                           Michigan                                      470,000.00               0.47
                           Minnesota                                     376,000.00               0.37
                           Nevada                                      5,846,443.49               5.83
                           New Hampshire                                 455,343.00               0.45
                           New Jersey                                  1,652,000.00               1.65
                           New York                                    2,378,650.00               2.37
                           North Carolina                              1,947,750.00               1.94
                           Ohio                                        1,434,800.00               1.43
                           Oregon                                        410,946.09               0.41
                           Utah                                          420,000.00               0.42
                           Virginia                                    2,078,817.67               2.07
                           Washington                                  1,775,800.00               1.77
                           ----------------------------------------------------------------------------
                           Total:                                   $100,268,729.45            100.00%
                           ============================================================================
(1)  As of the Cut-Off Date, no more than approximately 1.73% of the Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.



Banc of America Securities LLC                                                                                                   25
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------



                            Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)



                           ----------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                              Current Mortgage Loan             Balance as of         Pool Principal
                              Principal Balances ($)            Cut-Off Date               Balance
                           ----------------------------------------------------------------------------
                           100,000.01 - 150,000.00                      $127,253.74              0.13%
                           350,000.01 - 400,000.00                    21,913,552.97              21.85
                           400,000.01 - 450,000.00                    10,936,689.02              10.91
                           450,000.01 - 500,000.00                    10,830,896.00              10.80
                           500,000.01 - 550,000.00                     7,810,761.20               7.79
                           550,000.01 - 600,000.00                     6,377,715.00               6.36
                           600,000.01 - 650,000.00                     9,484,129.21               9.46
                           650,000.01 - 700,000.00                     3,405,988.54               3.40
                           700,000.01 - 750,000.00                     5,806,093.77               5.79
                           750,000.01 - 800,000.00                     2,345,853.00               2.34
                           800,000.01 - 850,000.00                     1,652,000.00               1.65
                           850,000.01 - 900,000.00                     3,465,800.00               3.46
                           900,000.01 - 950,000.00                       945,000.00               0.94
                           950,000.01 - 1,000,000.00                   9,948,997.00               9.92
                           1,000,000.01 - 1,500,000.00                 3,623,000.00               3.61
                           1,500,000.01 - 2,000,000.00                 1,595,000.00               1.59
                           ----------------------------------------------------------------------------
                           Total:                                   $100,268,729.45            100.00%
                           ============================================================================


(1)  As of the Cut-Off Date, the average outstanding principal balance of the Group Mortgage Loans is expected to be approximately
     $541,993.




Banc of America Securities LLC                                                                                                   26
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                                  Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

                           ----------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                              Original Loan-To-Value            Balance as of         Pool Principal
                                    Ratios (%)                  Cut-Off Date               Balance
                           ----------------------------------------------------------------------------
                           40.01 - 45.00                              $3,664,999.00              3.66%
                           45.01 - 50.00                                 425,000.00               0.42
                           50.01 - 55.00                               2,986,000.00               2.98
                           55.01 - 60.00                               7,336,801.99               7.32
                           60.01 - 65.00                               5,604,095.68               5.59
                           65.01 - 70.00                              18,888,099.22              18.84
                           70.01 - 75.00                              14,184,524.67              14.15
                           75.01 - 80.00                              44,152,984.30              44.03
                           80.01 - 85.00                                 887,612.85               0.89
                           85.01 - 90.00                               2,011,358.00               2.01
                           90.01 - 95.00                                 127,253.74               0.13
                           ----------------------------------------------------------------------------
                           Total:                                   $100,268,729.45            100.00%
                           ============================================================================

(1)  As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group Mortgage Loans is expected to be approximately 72.36%.




Banc of America Securities LLC                                                                                                   27
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                                 Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

                           ----------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                           Current Mortgage Interest            Balance as of         Pool Principal
                           Rates (%)                            Cut-Off Date               Balance
                           ----------------------------------------------------------------------------
                           4.501 - 4.750                              $2,059,223.75              2.05%
                           4.751 - 5.000                               3,488,080.00               3.48
                           5.001 - 5.250                               7,972,031.00               7.95
                           5.251 - 5.500                              11,502,412.74              11.47
                           5.501 - 5.750                              12,547,767.21              12.51
                           5.751 - 6.000                              13,422,036.97              13.39
                           6.001 - 6.250                              21,191,895.15              21.14
                           6.251 - 6.500                              14,641,753.09              14.60
                           6.501 - 6.750                               6,093,165.00               6.08
                           6.751 - 7.000                               2,792,376.00               2.78
                           7.001 - 7.250                               1,065,988.54               1.06
                           7.251 - 7.500                               3,123,000.00               3.11
                           7.751 - 8.000                                 369,000.00               0.37
                           ----------------------------------------------------------------------------
                           Total:                                   $100,268,729.45            100.00%
                           ============================================================================

(1)  As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group Mortgage Loans is expected to be approximately 6.007% per annum.



                                          Gross Margins of the Group 1 Mortgage Loans (1)

                           ----------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                           Gross Margin (%)                     Cut-Off Date               Balance
                           ----------------------------------------------------------------------------
                           2.001 - 2.250                             $98,266,287.86             98.00%
                           2.501 - 2.750                               1,178,098.59               1.17
                           3.001 - 3.250                                 455,343.00               0.45
                           3.251 - 3.500                                 369,000.00               0.37
                           ----------------------------------------------------------------------------
                           Total:                                   $100,268,729.45            100.00%
                           ============================================================================

(1)  As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 2.265%
     per annum.




Banc of America Securities LLC                                                                                                   28
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                                          Rate Ceilings of the Group 1 Mortgage Loans (1)

                           ----------------------------------------------------------------------------
                                 Rate Ceilings (%)               Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                                                                Cut-Off Date               Balance
                           ----------------------------------------------------------------------------
                           10.001 - 11.000                            $5,547,303.75              5.53%
                           11.001 - 12.000                            45,444,247.92              45.32
                           12.001 - 13.000                            44,719,189.24              44.60
                           13.001 - 14.000                             4,557,988.54               4.55
                           ----------------------------------------------------------------------------
                           Total:                                   $100,268,729.45            100.00%
                           ============================================================================

(1)  As of the Cut-Off Date, the weighted average Rate Ceiling of the Group Mortgage Loans is expected to be approximately 12.007%
     per annum.






                                First or Next Rate Adjustment Date of the Group 1 Mortgage Loans (1)

                             --------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                 First or Next Rate             Balance as of         Pool Principal
                                   Adjustment Date              Cut-Off Date               Balance
                             --------------------------------------------------------------------------
                             April 1,2008                             $1,860,000.00              1.86%
                             August 1,2007                               127,253.74               0.13
                             December 1,2007                           1,877,649.98               1.87
                             February 1,2008                          19,852,153.77              19.80
                             January 1,2008                           12,849,858.96              12.82
                             March 1,2008                             61,235,813.00              61.07
                             November 1,2007                           2,466,000.00               2.46
                             --------------------------------------------------------------------------
                             Total:                                 $100,268,729.45            100.00%
                             ==========================================================================

(1)  As of the Cut-off Date, the weighted average number of months to the First or Next Adjustment Date for the Group Mortgage
     Loans is expected to be approximately 35 months. For none of the Group Mortgage Loans, the first Adjustment Date has already occurred.








Banc of America Securities LLC                                                                                                   29
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------







                                         Remaining Terms of the Group 1 Mortgage Loans (1)

                             --------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                             Remaining Term (Months)            Cut-Off Date               Balance
                             --------------------------------------------------------------------------
                             341 - 360                              $100,268,729.45            100.00%
                             --------------------------------------------------------------------------
                             Total:                                 $100,268,729.45            100.00%
                             ==========================================================================

(1)  As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group Mortgage Loans is expected to be approximately 359 months.





                                   Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

                             --------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                                    Credit Scores               Cut-Off Date               Balance
                             --------------------------------------------------------------------------
                             801 - 850                                $1,456,000.00              1.45%
                             751 - 800                                 9,568,140.36               9.54
                             701 - 750                                34,628,164.60              34.54
                             651 - 700                                44,756,745.54              44.64
                             601 - 650                                 9,500,363.89               9.47
                             551 - 600                                   359,315.06               0.36
                             --------------------------------------------------------------------------
                             Total:                                 $100,268,729.45            100.00%
                             ==========================================================================

(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).








Banc of America Securities LLC                                                                                                   30
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                     Group 2 Collateral Summary
-----------------------------------------------------------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans
-----------------------------------------

The Group 2 Mortgage Loans consist of Negative Amortizing ARMs secured by first lien, one-to-four family residential properties.
The Mortgage Loans have a fixed interest rate for the first one to three months after origination and thereafter the Mortgage Loans have a variable interest rate. None of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and monthly thereafter. All of the mortgage interest rates will be indexed to One-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.950% to 10.325%. The effective minimum interest rate for each Mortgage Loan will be its Gross Margin.


Approximately 54.98% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination.

-----------------------------------------------------------------------------------------------------------------------------------

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

-------------------------------------------------------------------------------------------------------------------------------
                                                                   Collateral Summary             Range (if applicable)
                                                                   ------------------             ---------------------

Total Outstanding Loan Balance                                       $730,000,000.00

Average Loan Principal Balance                                              $310,120                  $40,500 to $1,995,941

WA Gross Coupon                                                               2.209%                       1.000% to 6.375%

WA FICO                                                                          706                             601 to 827

WA Original Term                                                          360 months

WA Remaining Term                                                         360 months                      354 to 360 months

WA OLTV                                                                       74.79%                       15.15% to 95.00%

WA Months to First or Next Rate Adjustment Date                              1 month                          1 to 4 months

WA Gross Margin                                                               2.690%                       1.250% to 4.225%

WA Rate Ceiling                                                               9.951%                      9.950% to 10.325%

Geographic Concentration of Mortgaged Properties (Top 5         CA            46.83%
States) based on the Aggregate Stated Principal Balance         FL            14.44%
                                                                NV             5.82%
                                                                VA             4.11%
                                                                NJ             2.82%

-----------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC                                                                                                   31
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------





                                Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

                            ---------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                                     Occupancy                  Cut-Off Date               Balance
                            ---------------------------------------------------------------------------
                            Primary Residence                       $568,700,592.90             77.90%
                            Investor Property                        123,268,968.04              16.89
                            Second Home                               38,030,439.06               5.21
                            ---------------------------------------------------------------------------
                            Total:                                  $730,000,000.00            100.00%
                            ===========================================================================

(1)  Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                                            Property Types of the Group 2 Mortgage Loans

                            ---------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                                   Property Type                Cut-Off Date               Balance
                            ---------------------------------------------------------------------------
                            Single Family Residence                 $424,602,134.30             58.16%
                            PUD                                      180,874,766.09              24.78
                            Condominium                               80,328,008.23              11.00
                            2-4 Family                                44,195,091.38               6.05
                            ---------------------------------------------------------------------------
                            Total:                                  $730,000,000.00            100.00%
                            ===========================================================================


                                        Mortgage Loan Purpose of the Group 2 Mortgage Loans



                            ---------------------------------------------------------------------------
                                      Purpose                    Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                                                                Cut-Off Date               Balance
                            ---------------------------------------------------------------------------
                            Purchase                                $304,358,812.06             41.69%
                            Refinance-Cashout                        291,573,739.45              39.94
                            Refinance-Rate/Term                      134,067,448.49              18.37
                            ---------------------------------------------------------------------------
                            Total:                                  $730,000,000.00            100.00%
                            ===========================================================================





Banc of America Securities LLC                                                                                                   32
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                                        Geographical Distribution of the Mortgage Properties
                                                 of the Group 2 Mortgage Loans (1)

                           ----------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                                  Geographic Area               Cut-Off Date               Balance
                           ----------------------------------------------------------------------------
                           Alabama                                    $1,737,678.67              0.24%
                           Arizona                                    17,304,219.98               2.37
                           California                                341,866,093.89              46.83
                           Colorado                                   13,420,123.94               1.84
                           Connecticut                                 6,620,203.20               0.91
                           Delaware                                    1,591,534.83               0.22
                           District of Columbia                        1,281,859.66               0.18
                           Florida                                   105,413,634.23              14.44
                           Georgia                                     8,734,335.97               1.20
                           Hawaii                                      3,474,695.69               0.48
                           Idaho                                       4,608,327.56               0.63
                           Illinois                                   13,449,341.48               1.84
                           Indiana                                     1,509,174.67               0.21
                           Kansas                                        114,759.27               0.02
                           Kentucky                                    2,049,989.90               0.28
                           Louisiana                                     977,530.38               0.13
                           Maryland                                    6,902,224.51               0.95
                           Massachusetts                              10,273,770.75               1.41
                           Michigan                                   11,590,414.31               1.59
                           Minnesota                                   2,658,477.83               0.36
                           Missouri                                    1,978,630.08               0.27
                           Montana                                       204,467.07               0.03
                           Nevada                                     42,509,252.20               5.82
                           New Hampshire                               1,441,245.98               0.20
                           New Jersey                                 20,601,047.24               2.82
                           New Mexico                                    789,653.06               0.11
                           New York                                    9,318,402.75               1.28
                           North Carolina                              6,244,280.99               0.86
                           Ohio                                        4,343,938.72               0.60
                           Oklahoma                                    1,576,300.52               0.22
                           Oregon                                      8,383,678.08               1.15
                           Pennsylvania                                6,647,523.05               0.91
                           Rhode Island                                1,992,323.69               0.27
                           South Carolina                              3,473,274.24               0.48
                           South Dakota                                  216,403.19               0.03
                           Tennessee                                   3,334,970.10               0.46
                           Texas                                       9,482,816.06               1.30
                           Utah                                        6,751,656.02               0.92
                           Virginia                                   30,013,396.16               4.11
                           Washington                                 13,634,348.81               1.87
                           Wisconsin                                   1,484,001.28               0.20
                           ----------------------------------------------------------------------------
                           Total:                                   $730,000,000.00            100.00%
                           ============================================================================

(1)  As of the Cut-Off Date, no more than approximately 0.73% of the Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.




Banc of America Securities LLC                                                                                                   33
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                             Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)

                           ----------------------------------------------------------------------------
                               Current Mortgage Loan             Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                              Current Mortgage Loan             Balance as of         Pool Principal
                              Principal Balances ($)            Cut-Off Date               Balance
                           ----------------------------------------------------------------------------
                           0.01 - 50,000.00                             $754,550.39              0.10%
                           50,000.01 - 100,000.00                      9,930,436.90               1.36
                           100,000.01 - 150,000.00                    39,663,606.12               5.43
                           150,000.01 - 200,000.00                    63,805,320.51               8.74
                           200,000.01 - 250,000.00                    71,801,084.16               9.84
                           250,000.01 - 300,000.00                    77,055,362.20              10.56
                           300,000.01 - 350,000.00                    71,486,201.40               9.79
                           350,000.01 - 400,000.00                    78,369,891.76              10.74
                           400,000.01 - 450,000.00                    44,052,842.47               6.03
                           450,000.01 - 500,000.00                    57,872,087.56               7.93
                           500,000.01 - 550,000.00                    38,922,561.75               5.33
                           550,000.01 - 600,000.00                    19,724,872.19               2.70
                           600,000.01 - 650,000.00                    39,104,049.48               5.36
                           650,000.01 - 700,000.00                    12,889,564.85               1.77
                           700,000.01 - 750,000.00                    12,864,442.91               1.76
                           750,000.01 - 800,000.00                    13,858,363.71               1.90
                           800,000.01 - 850,000.00                     7,935,278.25               1.09
                           850,000.01 - 900,000.00                     6,040,155.48               0.83
                           900,000.01 - 950,000.00                     3,813,963.71               0.52
                           950,000.01 - 1,000,000.00                  25,600,069.28               3.51
                           1,000,000.01 - 1,500,000.00                22,079,439.85               3.02
                           1,500,000.01 - 2,000,000.00                12,375,855.05               1.70
                           ----------------------------------------------------------------------------
                           Total:                                   $730,000,000.00            100.00%
                           ============================================================================



(1)  As of the Cut-Off Date, the average outstanding principal balance of the Group Mortgage Loans is expected to be approximately
     $310,120.





Banc of America Securities LLC                                                                                                   34
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                                  Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)

                           ----------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                              Original Loan-To-Value            Balance as of         Pool Principal
                                    Ratios (%)                  Cut-Off Date               Balance
                           ----------------------------------------------------------------------------
                           15.01 - 20.00                                $963,158.15              0.13%
                           20.01 - 25.00                               1,481,116.41               0.20
                           25.01 - 30.00                               1,377,862.62               0.19
                           30.01 - 35.00                                 307,080.49               0.04
                           35.01 - 40.00                               2,106,224.10               0.29
                           40.01 - 45.00                               3,274,625.25               0.45
                           45.01 - 50.00                               5,895,727.33               0.81
                           50.01 - 55.00                              14,504,178.56               1.99
                           55.01 - 60.00                              21,498,355.68               2.94
                           60.01 - 65.00                              41,453,317.84               5.68
                           65.01 - 70.00                              85,309,990.03              11.69
                           70.01 - 75.00                             114,831,035.11              15.73
                           75.01 - 80.00                             414,940,208.15              56.84
                           80.01 - 85.00                               1,422,437.05               0.19
                           85.01 - 90.00                               8,714,663.80               1.19
                           90.01 - 95.00                              11,920,019.44               1.63
                           ----------------------------------------------------------------------------
                           Total:                                   $730,000,000.00            100.00%
                           ============================================================================

(1)  As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group Mortgage Loans is expected to be approximately 74.79%.




Banc of America Securities LLC                                                                                                   35
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                                 Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

                           ----------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                           Current Mortgage Interest            Balance as of         Pool Principal
                           Rates (%)                            Cut-Off Date               Balance
                           ----------------------------------------------------------------------------
                           0.751 - 1.000                            $348,624,151.78             47.76%
                           1.001 - 1.250                                 489,912.78               0.07
                           1.251 - 1.500                              84,672,775.04              11.60
                           1.501 - 1.750                              76,273,887.74              10.45
                           1.751 - 2.000                               9,830,113.63               1.35
                           2.001 - 2.250                              18,696,964.91               2.56
                           2.251 - 2.500                                 788,307.37               0.11
                           2.501 - 2.750                               4,824,129.90               0.66
                           2.751 - 3.000                                 222,004.54               0.03
                           3.001 - 3.250                               3,674,533.03               0.50
                           3.251 - 3.500                                 258,338.63               0.04
                           3.751 - 4.000                               1,623,581.83               0.22
                           4.001 - 4.250                               1,434,479.69               0.20
                           4.251 - 4.500                               3,606,065.31               0.49
                           4.501 - 4.750                              13,131,291.81               1.80
                           4.751 - 5.000                              87,544,311.29              11.99
                           5.001 - 5.250                              35,834,540.53               4.91
                           5.251 - 5.500                              21,882,401.93               3.00
                           5.501 - 5.750                               7,614,835.86               1.04
                           5.751 - 6.000                               5,683,765.12               0.78
                           6.001 - 6.250                               2,032,271.17               0.28
                           6.251 - 6.500                               1,257,336.09               0.17
                           ----------------------------------------------------------------------------
                           Total:                                   $730,000,000.00            100.00%
                           ============================================================================

(1)  As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group Mortgage Loans is expected to be approximately 2.209% per annum.









Banc of America Securities LLC                                                                                                   36
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------






                                          Gross Margins of the Group 2 Mortgage Loans (1)

                           ----------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                           Gross Margin (%)                     Cut-Off Date               Balance
                           ----------------------------------------------------------------------------
                           1.001 - 1.250                                $180,761.80              0.02%
                           1.251 - 1.500                               1,806,092.30               0.25
                           1.501 - 1.750                               4,075,809.72               0.56
                           1.751 - 2.000                              16,077,430.82               2.20
                           2.001 - 2.250                              60,061,524.86               8.23
                           2.251 - 2.500                             235,897,582.38              32.31
                           2.501 - 2.750                             139,716,557.58              19.14
                           2.751 - 3.000                              98,205,793.35              13.45
                           3.001 - 3.250                              85,588,468.16              11.72
                           3.251 - 3.500                              62,634,732.31               8.58
                           3.501 - 3.750                              15,564,660.56               2.13
                           3.751 - 4.000                               9,968,581.62               1.37
                           4.001 - 4.250                                 222,004.54               0.03
                           ----------------------------------------------------------------------------
                           Total:                                   $730,000,000.00            100.00%
                           ============================================================================

(1)  As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 2.690%
     per annum.









                                          Rate Ceilings of the Group 2 Mortgage Loans (1)

                           ----------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                                 Rate Ceilings (%)              Cut-Off Date               Balance
                           ----------------------------------------------------------------------------
                           9.001 - 10.000                           $728,833,963.86             99.84%
                           10.001 - 11.000                             1,166,036.14               0.16
                           ----------------------------------------------------------------------------
                           Total:                                   $730,000,000.00            100.00%
                           ============================================================================

(1)  As of the Cut-Off Date, the weighted average Rate Ceiling of the Group Mortgage Loans is expected to be approximately 9.951%
     per annum.





Banc of America Securities LLC                                                                                                   37
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                                First or Next Rate Adjustment Date of the Group 2 Mortgage Loans (1)

                             --------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                 First or Next Rate             Balance as of         Pool Principal
                                   Adjustment Date              Cut-Off Date               Balance
                             --------------------------------------------------------------------------
                             April 1,2005                           $600,033,265.19             82.20%
                             July 1,2005                              11,710,196.96               1.60
                             June 1,2005                              68,475,397.78               9.38
                             March 1,2005                                340,731.51               0.05
                             May 1,2005                               49,440,408.56               6.77
                             --------------------------------------------------------------------------
                             Total:                                 $730,000,000.00            100.00%
                             ==========================================================================

(1)  As of the Cut-off Date, the weighted average number of months to the First or Next Adjustment Date for the Group Mortgage
     Loans is expected to be approximately 1 month. For approximately 24.76% of the Group Mortgage Loans, the first Adjustment Date has already occurred.








                                         Remaining Terms of the Group 2 Mortgage Loans (1)

                             --------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                             Remaining Term (Months)            Cut-Off Date               Balance
                             --------------------------------------------------------------------------
                             341 - 360                              $730,000,000.00            100.00%
                             --------------------------------------------------------------------------
                             Total:                                 $730,000,000.00            100.00%
                             ==========================================================================

(1)  As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group Mortgage Loans is expected to be approximately 360 months.







Banc of America Securities LLC                                                                                                   38
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------





                                   Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

                             --------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                                    Credit Scores               Cut-Off Date               Balance
                             --------------------------------------------------------------------------
                             801 - 850                                $9,191,086.78              1.26%
                             751 - 800                               130,079,738.78              17.82
                             701 - 750                               231,162,064.14              31.67
                             651 - 700                               279,951,942.82              38.35
                             601 - 650                                79,615,167.48              10.91
                             --------------------------------------------------------------------------
                             Total:                                 $730,000,000.00            100.00%
                             ==========================================================================

(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).







                                    Maximum Negative Amortization of the Group 3 Mortgage Loans

                             --------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                  Maximum Negative              Balance as of         Pool Principal
                                  Amortization (%)              Cut-Off Date               Balance
                             --------------------------------------------------------------------------
                             110                                      $9,318,402.75              1.28%
                             115                                     720,681,597.25              98.72
                             --------------------------------------------------------------------------
                             Total:                                 $730,000,000.00            100.00%
                             ==========================================================================



Banc of America Securities LLC                                                                                                   39
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
                                                     Group 3 Collateral Summary
-----------------------------------------------------------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans
-----------------------------------------

The Group 3 Mortgage Loans consist of Negative Amortizing ARMs secured by first lien, one-to-four family residential properties.
The Mortgage Loans have a fixed interest rate for the first one to three months after origination and thereafter the Mortgage Loans have a variable interest rate. None of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and monthly thereafter. All of the mortgage interest rates will be indexed to COFI and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from
9.950% to 12.500%. The effective minimum interest rate for each Mortgage Loan will be its Gross Margin.


Approximately 99.71% of the Group 3 Mortgage Loans have a prepayment fee as of the date of origination

-----------------------------------------------------------------------------------------------------------------------------------

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Collateral Summary             Range (if applicable)
                                                                   ------------------             ---------------------

Total Outstanding Loan Balance                                       $175,000,000.00

Average Loan Principal Balance                                              $308,212                  $36,418 to $2,030,000

WA Gross Coupon                                                               2.438%                       1.000% to 6.625%

WA FICO                                                                          709                             623 to 817

WA Original Term                                                          360 months

WA Remaining Term                                                         360 months                      356 to 360 months

WA OLTV                                                                       74.41%                       20.49% to 95.00%

WA Months to First or Next Rate Adjustment Date                             1 months                          1 to 4 months

WA Gross Margin                                                               3.323%                       2.150% to 4.675%

WA Rate Ceiling                                                               9.960%                      9.950% to 12.500%

Geographic Concentration of Mortgaged Properties (Top 5         CA            58.67%
States) based on the Aggregate Stated Principal Balance         NV             9.94%
                                                                FL             8.62%
                                                                AZ             3.20%
                                                                MA             3.01%

-----------------------------------------------------------------------------------------------------------------------------------




Banc of America Securities LLC                                                                                                   40
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                                Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans (1)

                            ---------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                                     Occupancy                  Cut-Off Date               Balance
                            ---------------------------------------------------------------------------
                            Primary Residence                       $151,721,718.77             86.70%
                            Investor Property                         17,440,786.59               9.97
                            Second Home                                5,837,494.64               3.34
                            ---------------------------------------------------------------------------
                            Total:                                  $175,000,000.00            100.00%
                            ===========================================================================

(1)  Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.




                                            Property Types of the Group 3 Mortgage Loans

                            ---------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                                   Property Type                Cut-Off Date               Balance
                            ---------------------------------------------------------------------------
                            Single Family Residence                 $110,410,940.75             63.09%
                            PUD                                       42,227,245.15              24.13
                            Condominium                               13,979,663.58               7.99
                            2-4 Family                                 8,382,150.52               4.79
                            ---------------------------------------------------------------------------
                            Total:                                  $175,000,000.00            100.00%
                            ===========================================================================





                                        Mortgage Loan Purpose of the Group 3 Mortgage Loans



                            ---------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                                      Purpose                   Cut-Off Date               Balance
                            ---------------------------------------------------------------------------
                            Refinance-Cashout                        $81,223,499.13             46.41%
                            Purchase                                  65,482,685.87              37.42
                            Refinance-Rate/Term                       28,293,815.00              16.17
                            ---------------------------------------------------------------------------
                            Total:                                  $175,000,000.00            100.00%
                            ===========================================================================





Banc of America Securities LLC                                                                                                   41
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                                        Geographical Distribution of the Mortgage Properties
                                                 of the Group 3 Mortgage Loans (1)

                           ----------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                                  Geographic Area               Cut-Off Date               Balance
                           ----------------------------------------------------------------------------
                           Arizona                                    $5,601,085.25              3.20%
                           Arkansas                                       87,046.63               0.05
                           California                                102,672,775.26              58.67
                           Colorado                                    2,356,952.10               1.35
                           Connecticut                                 1,660,292.87               0.95
                           District of Columbia                          580,985.03               0.33
                           Florida                                    15,081,930.10               8.62
                           Hawaii                                      1,444,001.89               0.83
                           Idaho                                       1,940,273.88               1.11
                           Indiana                                       342,549.18               0.20
                           Kentucky                                      141,174.60               0.08
                           Louisiana                                     396,473.54               0.23
                           Maryland                                      227,558.44               0.13
                           Massachusetts                               5,270,380.32               3.01
                           Michigan                                    2,060,734.20               1.18
                           Montana                                       116,209.45               0.07
                           Nevada                                     17,399,369.17               9.94
                           New Hampshire                               1,918,599.55               1.10
                           North Carolina                                272,849.19               0.16
                           Ohio                                        1,173,780.75               0.67
                           Oklahoma                                    1,341,629.52               0.77
                           Oregon                                      2,337,072.38               1.34
                           Pennsylvania                                4,013,674.75               2.29
                           South Carolina                              1,367,808.38               0.78
                           Tennessee                                     292,017.12               0.17
                           Texas                                       1,342,158.68               0.77
                           Utah                                        1,370,797.98               0.78
                           Washington                                  2,189,819.80               1.25
                           ----------------------------------------------------------------------------
                           Total:                                   $175,000,000.00            100.00%
                           ============================================================================

(1)  As of the Cut-Off Date, no more than approximately 1.29% of the Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.




Banc of America Securities LLC                                                                                                   42
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                             Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans (1)

                           ----------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                              Current Mortgage Loan             Balance as of         Pool Principal
                              Principal Balances ($)            Cut-Off Date               Balance
                           ----------------------------------------------------------------------------
                           0.01 - 50,000.00                             $190,524.23              0.11%
                           50,000.01 - 100,000.00                      2,701,524.51               1.54
                           100,000.01 - 150,000.00                     8,453,913.06               4.83
                           150,000.01 - 200,000.00                    14,318,450.05               8.18
                           200,000.01 - 250,000.00                    15,986,029.16               9.13
                           250,000.01 - 300,000.00                    19,940,768.19              11.39
                           300,000.01 - 350,000.00                    19,888,856.14              11.37
                           350,000.01 - 400,000.00                    21,507,686.04              12.29
                           400,000.01 - 450,000.00                    11,775,016.10               6.73
                           450,000.01 - 500,000.00                    13,074,237.06               7.47
                           500,000.01 - 550,000.00                     9,859,101.12               5.63
                           550,000.01 - 600,000.00                     6,335,887.75               3.62
                           600,000.01 - 650,000.00                     8,412,740.90               4.81
                           650,000.01 - 700,000.00                     3,745,125.28               2.14
                           700,000.01 - 750,000.00                     1,623,839.34               0.93
                           750,000.01 - 800,000.00                     1,720,496.44               0.98
                           800,000.01 - 850,000.00                     1,848,624.97               1.06
                           850,000.01 - 900,000.00                     1,958,014.31               1.12
                           900,000.01 - 950,000.00                     1,013,857.53               0.58
                           950,000.01 - 1,000,000.00                   5,471,197.38               3.13
                           1,000,000.01 - 1,500,000.00                 2,931,665.63               1.68
                           2,000,000.01 - 2,500,000.00                 2,242,444.80               1.28
                           ----------------------------------------------------------------------------
                           Total:                                   $175,000,000.00            100.00%
                           ============================================================================



(1)  As of the Cut-Off Date, the average outstanding principal balance of the Group Mortgage Loans is expected to be approximately
     $308,212.





Banc of America Securities LLC                                                                                                   43
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                                  Original Loan-To-Value Ratios of the Group 3 Mortgage Loans (1)

                           ----------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                              Original Loan-To-Value            Balance as of         Pool Principal
                                    Ratios (%)                  Cut-Off Date               Balance
                           ----------------------------------------------------------------------------
                           20.01 - 25.00                                $198,837.47              0.11%
                           25.01 - 30.00                                 187,790.94               0.11
                           30.01 - 35.00                                 474,172.13               0.27
                           35.01 - 40.00                                 818,888.83               0.47
                           40.01 - 45.00                               1,805,062.71               1.03
                           45.01 - 50.00                               3,941,164.38               2.25
                           50.01 - 55.00                               3,564,689.40               2.04
                           55.01 - 60.00                               4,412,582.46               2.52
                           60.01 - 65.00                               7,073,549.29               4.04
                           65.01 - 70.00                              22,142,603.20              12.65
                           70.01 - 75.00                              27,483,876.63              15.71
                           75.01 - 80.00                              99,017,521.28              56.58
                           85.01 - 90.00                               1,258,847.23               0.72
                           90.01 - 95.00                               2,620,414.03               1.50
                           ----------------------------------------------------------------------------
                           Total:                                   $175,000,000.00            100.00%
                           ============================================================================

(1)  As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group Mortgage Loans is expected to be approximately 74.41%.





Banc of America Securities LLC                                                                                                   44
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                                 Current Mortgage Interest Rates of the Group 3 Mortgage Loans (1)

                           ----------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                           Current Mortgage Interest            Balance as of         Pool Principal
                           Rates (%)                            Cut-Off Date               Balance
                           ----------------------------------------------------------------------------
                           0.751 - 1.000                             $90,406,259.73             51.66%
                           1.251 - 1.500                              12,589,842.88               7.19
                           1.501 - 1.750                              14,371,465.19               8.21
                           1.751 - 2.000                               2,209,857.55               1.26
                           2.001 - 2.250                                 811,467.48               0.46
                           2.501 - 2.750                               2,718,453.29               1.55
                           4.001 - 4.250                                 501,419.17               0.29
                           4.501 - 4.750                               1,618,316.59               0.92
                           4.751 - 5.000                               1,702,730.53               0.97
                           5.001 - 5.250                              14,512,217.13               8.29
                           5.251 - 5.500                              20,008,028.23              11.43
                           5.501 - 5.750                               9,944,933.49               5.68
                           5.751 - 6.000                               2,774,873.37               1.59
                           6.001 - 6.250                                 240,965.94               0.14
                           6.501 - 6.750                                 589,169.43               0.34
                           ----------------------------------------------------------------------------
                           Total:                                   $175,000,000.00            100.00%
                           ============================================================================
(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group Mortgage Loans is expected to be approximately 2.438% per annum.




Banc of America Securities LLC                                                                                                   45
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                                          Gross Margins of the Group 3 Mortgage Loans (1)

                           ----------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                           Gross Margin (%)                     Cut-Off Date               Balance
                           ----------------------------------------------------------------------------
                           2.001 - 2.250                                $501,419.17              0.29%
                           2.251 - 2.500                               2,080,038.24               1.19
                           2.501 - 2.750                               2,998,113.11               1.71
                           2.751 - 3.000                              18,226,901.78              10.42
                           3.001 - 3.250                              63,905,951.54              36.52
                           3.251 - 3.500                              48,374,114.84              27.64
                           3.501 - 3.750                              25,984,024.90              14.85
                           3.751 - 4.000                               7,995,259.55               4.57
                           4.001 - 4.250                               2,817,272.88               1.61
                           4.251 - 4.500                                 917,030.32               0.52
                           4.501 - 4.750                               1,199,873.66               0.69
                           ----------------------------------------------------------------------------
                           Total:                                   $175,000,000.00            100.00%
                           ============================================================================

(1)  As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 3.323%
     per annum.




                                          Rate Ceilings of the Group 3 Mortgage Loans (1)

                           ----------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                                 Rate Ceilings (%)              Cut-Off Date               Balance
                           ----------------------------------------------------------------------------
                           9.001 - 10.000                           $173,885,849.92             99.36%
                           10.001 - 11.000                               446,918.63               0.26
                           11.001 - 12.000                               253,973.90               0.15
                           12.001 - 13.000                               413,257.56               0.24
                           ----------------------------------------------------------------------------
                           Total:                                   $175,000,000.00            100.00%
                           ============================================================================

(1)  As of the Cut-Off Date, the weighted average Rate Ceiling of the Group Mortgage Loans is expected to be approximately 9.960%
     per annum.







Banc of America Securities LLC                                                                                                   46
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------





                                First or Next Rate Adjustment Date of the Group 3 Mortgage Loans (1)

                             --------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                 First or Next Rate             Balance as of         Pool Principal
                                   Adjustment Date              Cut-Off Date               Balance
                             --------------------------------------------------------------------------
                             April 1,2005                           $151,578,077.95             86.62%
                             July 1,2005                                 190,221.18               0.11
                             June 1,2005                              12,193,210.74               6.97
                             May 1,2005                               11,038,490.13               6.31
                             --------------------------------------------------------------------------
                             Total:                                 $175,000,000.00            100.00%
                             ==========================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First or Next Adjustment Date for the Group Mortgage Loans
is expected to be approximately 1 month. For approximately 29.65% of the Group Mortgage Loans, the first Adjustment Date has already occurred.






                                         Remaining Terms of the Group 3 Mortgage Loans (1)

                             --------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                             Remaining Term (Months)            Cut-Off Date               Balance
                             --------------------------------------------------------------------------
                             341 - 360                              $175,000,000.00            100.00%
                             --------------------------------------------------------------------------
                             Total:                                 $175,000,000.00            100.00%
                             ==========================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group Mortgage Loans is expected to be approximately 360 months.








Banc of America Securities LLC                                                                                                   47
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------







                                   Credit Scoring of Mortgagors of the Group 3 Mortgage Loans (1)

                             --------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                                    Credit Scores               Cut-Off Date               Balance
                             --------------------------------------------------------------------------
                             801 - 850                                $3,509,546.82              2.01%
                             751 - 800                                31,364,697.23              17.92
                             701 - 750                                58,721,528.00              33.56
                             651 - 700                                67,213,270.64              38.41
                             601 - 650                                14,190,957.30               8.11
                             --------------------------------------------------------------------------
                             Total:                                 $175,000,000.00            100.00%
                             ==========================================================================

(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).



                                    Maximum Negative Amortization of the Group 3 Mortgage Loans

                             --------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                  Maximum Negative              Balance as of         Pool Principal
                                  Amortization (%)              Cut-Off Date               Balance
                             --------------------------------------------------------------------------
                             115                                    $175,000,000.00            100.00%
                             --------------------------------------------------------------------------
                             Total:                                 $175,000,000.00            100.00%
                             ==========================================================================








Banc of America Securities LLC                                                                                                   48
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
                                                     Group 4 Collateral Summary
-----------------------------------------------------------------------------------------------------------------------------------

Description of The Group 4 Mortgage Loans
-----------------------------------------

The Group 4 Mortgage Loans consist of Negative Amortizing ARMs secured by first lien, one-to-four family residential properties.
The Mortgage Loans have a fixed interest rate for the first one to three months after origination and thereafter the Mortgage Loans have a variable interest rate. None of the Group 4 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and monthly thereafter. All of the mortgage interest rates will be indexed to Monthly Treasury Average and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.950% to 11.950%. The effective minimum interest rate for each Mortgage Loan will be its Gross Margin.


Approximately 60.47% of the Group 4 Mortgage Loans have a prepayment fee as of the date of origination.

-----------------------------------------------------------------------------------------------------------------------------------

The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Collateral Summary             Range (if applicable)
                                                                   ------------------             ---------------------

Total Outstanding Loan Balance                                       $251,921,251.51

Average Loan Principal Balance                                              $346,522                  $39,905 to $1,755,000

WA Gross Coupon                                                               1.961%                       1.000% to 5.750%

WA FICO                                                                          710                             611 to 816

WA Original Term                                                          360 months

WA Remaining Term                                                         360 months                      355 to 360 months

WA OLTV                                                                       73.55%                       14.29% to 95.00%

WA Months to First or Next Rate Adjustment Date                              1 month                          1 to 4 months

WA Gross Margin                                                               2.863%                       1.400% to 4.375%

WA Rate Ceiling                                                               9.955%                      9.950% to 11.950%

Geographic Concentration of Mortgaged Properties (Top 5         CA            58.90%
States) based on the Aggregate Stated Principal Balance         FL             10.59
                                                                NV              3.30
                                                                NJ              2.35
                                                                MA              2.26

-----------------------------------------------------------------------------------------------------------------------------------




Banc of America Securities LLC                                                                                                   49
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                                Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans (1)

                            ---------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                                     Occupancy                  Cut-Off Date               Balance
                            ---------------------------------------------------------------------------
                            Primary Residence                       $210,153,607.62             83.42%
                            Investor Property                         30,711,410.31              12.19
                            Second Home                               11,056,233.58               4.39
                            ---------------------------------------------------------------------------
                            Total:                                  $251,921,251.51            100.00%
                            ===========================================================================

(1)  Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.




                                            Property Types of the Group 4 Mortgage Loans

                            ---------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                                   Property Type                Cut-Off Date               Balance
                            ---------------------------------------------------------------------------
                            Single Family Residence                 $150,808,586.25             59.86%
                            PUD                                       50,214,099.86              19.93
                            Condominium                               35,404,520.60              14.05
                            2-4 Family                                15,494,044.80               6.15
                            ---------------------------------------------------------------------------
                            Total:                                  $251,921,251.51            100.00%
                            ===========================================================================




                                        Mortgage Loan Purpose of the Group 4 Mortgage Loans



                            ---------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                                      Purpose                   Cut-Off Date               Balance
                            ---------------------------------------------------------------------------
                            Refinance-Cashout                       $107,788,469.43             42.79%
                            Purchase                                  96,014,028.25              38.11
                            Refinance-Rate/Term                       48,118,753.83              19.10
                            ---------------------------------------------------------------------------
                            Total:                                  $251,921,251.51            100.00%
                            ===========================================================================





Banc of America Securities LLC                                                                                                   50
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                                        Geographical Distribution of the Mortgage Properties
                                                 of the Group 4 Mortgage Loans (1)

                           ----------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                                  Geographic Area               Cut-Off Date               Balance
                           ----------------------------------------------------------------------------
                           Alaska                                       $112,000.00              0.04%
                           Arizona                                     4,457,271.79               1.77
                           California                                148,390,024.33              58.90
                           Colorado                                    5,068,814.65               2.01
                           Connecticut                                 2,194,934.98               0.87
                           District of Columbia                          905,151.17               0.36
                           Florida                                    26,683,410.64              10.59
                           Georgia                                       866,500.00               0.34
                           Hawaii                                      1,725,000.00               0.68
                           Idaho                                       1,800,100.00               0.71
                           Illinois                                    4,565,619.82               1.81
                           Indiana                                       179,800.00               0.07
                           Kansas                                         64,400.00               0.03
                           Maryland                                      319,267.83               0.13
                           Massachusetts                               5,685,052.23               2.26
                           Michigan                                    3,666,980.67               1.46
                           Minnesota                                     878,401.71               0.35
                           Mississippi                                   226,021.15               0.09
                           Missouri                                      428,000.00               0.17
                           Montana                                       164,000.00               0.07
                           Nevada                                      8,303,481.77               3.30
                           New Hampshire                                 548,000.00               0.22
                           New Jersey                                  5,927,339.59               2.35
                           New Mexico                                    105,000.00               0.04
                           New York                                    4,393,575.25               1.74
                           North Carolina                              3,647,841.96               1.45
                           Ohio                                        1,298,763.39               0.52
                           Oklahoma                                       94,998.73               0.04
                           Oregon                                      1,573,932.21               0.62
                           Pennsylvania                                2,984,599.65               1.18
                           South Carolina                              1,725,000.00               0.68
                           Tennessee                                     172,000.00               0.07
                           Texas                                         895,830.00               0.36
                           Utah                                          881,071.66               0.35
                           Virginia                                    4,426,246.39               1.76
                           Washington                                  5,384,269.94               2.14
                           West Virginia                                 196,800.00               0.08
                           Wisconsin                                     981,750.00               0.39
                           ----------------------------------------------------------------------------
                           Total:                                   $251,921,251.51            100.00%
                           ============================================================================

(1)  As of the Cut-Off Date, no more than approximately 1.29% of the Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.




Banc of America Securities LLC                                                                                                   51
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                             Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans (1)

                           ----------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                              Current Mortgage Loan             Balance as of         Pool Principal
                              Principal Balances ($)            Cut-Off Date               Balance
                           ----------------------------------------------------------------------------
                           0.01 - 50,000.00                             $131,604.67              0.05%
                           50,000.01 - 100,000.00                      2,442,813.78               0.97
                           100,000.01 - 150,000.00                     9,058,853.22               3.60
                           150,000.01 - 200,000.00                    15,120,918.84               6.00
                           200,000.01 - 250,000.00                    20,399,390.43               8.10
                           250,000.01 - 300,000.00                    27,137,017.42              10.77
                           300,000.01 - 350,000.00                    19,870,252.18               7.89
                           350,000.01 - 400,000.00                    25,145,903.65               9.98
                           400,000.01 - 450,000.00                    19,250,533.60               7.64
                           450,000.01 - 500,000.00                    23,334,464.44               9.26
                           500,000.01 - 550,000.00                    12,200,845.57               4.84
                           550,000.01 - 600,000.00                    14,353,740.12               5.70
                           600,000.01 - 650,000.00                    15,847,839.44               6.29
                           650,000.01 - 700,000.00                     5,380,558.83               2.14
                           700,000.01 - 750,000.00                     6,494,066.84               2.58
                           750,000.01 - 800,000.00                     3,135,000.00               1.24
                           800,000.01 - 850,000.00                     4,160,100.00               1.65
                           900,000.01 - 950,000.00                     6,554,614.97               2.60
                           950,000.01 - 1,000,000.00                   9,821,483.51               3.90
                           1,000,000.01 - 1,500,000.00                 8,601,250.00               3.41
                           1,500,000.01 - 2,000,000.00                 3,480,000.00               1.38
                           ----------------------------------------------------------------------------
                           Total:                                   $251,921,251.51            100.00%
                           ============================================================================



(1)  As of the Cut-Off Date, the average outstanding principal balance of the Group Mortgage Loans is expected to be approximately
     $346,522.





Banc of America Securities LLC                                                                                                   52
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                                  Original Loan-To-Value Ratios of the Group 4 Mortgage Loans (1)

                           ----------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                              Original Loan-To-Value            Balance as of         Pool Principal
                                    Ratios (%)                  Cut-Off Date               Balance
                           ----------------------------------------------------------------------------
                           10.01 - 15.00                                 $39,904.67              0.02%
                           15.01 - 20.00                                 150,000.00               0.06
                           30.01 - 35.00                               1,140,000.00               0.45
                           35.01 - 40.00                               1,945,000.00               0.77
                           40.01 - 45.00                               1,773,816.58               0.70
                           45.01 - 50.00                               2,549,653.13               1.01
                           50.01 - 55.00                               7,879,823.17               3.13
                           55.01 - 60.00                               6,452,493.85               2.56
                           60.01 - 65.00                              15,752,440.46               6.25
                           65.01 - 70.00                              33,242,385.77              13.20
                           70.01 - 75.00                              53,451,007.02              21.22
                           75.01 - 80.00                             122,707,052.95              48.71
                           80.01 - 85.00                                 996,102.95               0.40
                           85.01 - 90.00                               2,386,687.33               0.95
                           90.01 - 95.00                               1,454,883.63               0.58
                           ----------------------------------------------------------------------------
                           Total:                                   $251,921,251.51            100.00%
                           ============================================================================

(1)  As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group Mortgage Loans is expected to be approximately 73.55%.





Banc of America Securities LLC                                                                                                   53
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                                 Current Mortgage Interest Rates of the Group 4 Mortgage Loans (1)

                           ----------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                           Current Mortgage Interest            Balance as of         Pool Principal
                           Rates (%)                            Cut-Off Date               Balance
                           ----------------------------------------------------------------------------
                           0.751 - 1.000                            $146,412,868.00             58.12%
                           1.001 - 1.250                                 164,000.00               0.07
                           1.251 - 1.500                              23,566,708.00               9.35
                           1.501 - 1.750                              15,423,190.66               6.12
                           1.751 - 2.000                               4,997,101.00               1.98
                           2.001 - 2.250                               2,953,849.92               1.17
                           2.251 - 2.500                                 531,590.00               0.21
                           2.501 - 2.750                                 974,300.00               0.39
                           3.001 - 3.250                                 570,855.00               0.23
                           3.501 - 3.750                                 905,836.18               0.36
                           4.251 - 4.500                              11,473,006.05               4.55
                           4.501 - 4.750                              24,994,187.26               9.92
                           4.751 - 5.000                              14,133,563.67               5.61
                           5.001 - 5.250                               2,034,729.14               0.81
                           5.251 - 5.500                               2,515,803.00               1.00
                           5.501 - 5.750                                 269,663.63               0.11
                           ----------------------------------------------------------------------------
                           Total:                                   $251,921,251.51            100.00%
                           ============================================================================
(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group Mortgage Loans is expected to be approximately 1.961% per annum.




Banc of America Securities LLC                                                                                                   54
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                                          Gross Margins of the Group 4 Mortgage Loans (1)

                           ----------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                           Gross Margin (%)                     Cut-Off Date               Balance
                           ----------------------------------------------------------------------------
                           1.251 - 1.500                                $650,000.00              0.26%
                           1.751 - 2.000                               1,879,699.11               0.75
                           2.001 - 2.250                               4,107,300.00               1.63
                           2.251 - 2.500                              34,199,436.56              13.58
                           2.501 - 2.750                              58,756,632.58              23.32
                           2.751 - 3.000                              74,199,177.07              29.45
                           3.001 - 3.250                              41,929,376.42              16.64
                           3.251 - 3.500                              22,328,107.75               8.86
                           3.501 - 3.750                              10,093,963.39               4.01
                           3.751 - 4.000                               2,406,503.63               0.96
                           4.001 - 4.250                               1,323,555.00               0.53
                           4.251 - 4.500                                  47,500.00               0.02
                           ----------------------------------------------------------------------------
                           Total:                                   $251,921,251.51            100.00%
                           ============================================================================

(1)  As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 2.863%
     per annum.



                                          Rate Ceilings of the Group 4 Mortgage Loans (1)

                          -----------------------------------------------------------------------------
                                                                Aggregate                   % of
                                                             Stated Principal         Cut-Off Date
                                                               Balance as of         Pool Principal
                                Rate Ceilings (%)              Cut-Off Date               Balance
                          -----------------------------------------------------------------------------
                          9.001 - 10.000                           $250,360,084.52              99.38%
                          10.001 - 11.000                             1,149,650.00                0.46
                          11.001 - 12.000                               411,516.99                0.16
                          -----------------------------------------------------------------------------
                          Total:                                   $251,921,251.51             100.00%
                          =============================================================================

(1)  As of the Cut-Off Date, the weighted average Rate Ceiling of the Group Mortgage Loans is expected to be approximately 9.955%
     per annum.






Banc of America Securities LLC                                                                                                   55
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                                First or Next Rate Adjustment Date of the Group 4 Mortgage Loans (1)

                             --------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                 First or Next Rate             Balance as of         Pool Principal
                                   Adjustment Date              Cut-Off Date               Balance
                             --------------------------------------------------------------------------
                             April 1,2005                           $227,710,170.93             90.39%
                             July 1,2005                                 657,500.00               0.26
                             June 1,2005                              14,009,644.00               5.56
                             May 1,2005                                9,543,936.58               3.79
                             --------------------------------------------------------------------------
                             Total:                                 $251,921,251.51            100.00%
                             ==========================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First or Next Adjustment Date for the Group Mortgage Loans
is expected to be approximately 1 month. For approximately 22.36% of the Group Mortgage Loans, the first Adjustment Date has already occurred.







                                         Remaining Terms of the Group 4 Mortgage Loans (1)

                             --------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                             Remaining Term (Months)            Cut-Off Date               Balance
                             --------------------------------------------------------------------------
                             341 - 360                              $251,921,251.51            100.00%
                             --------------------------------------------------------------------------
                             Total:                                 $251,921,251.51            100.00%
                             ==========================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group Mortgage Loans is expected to be approximately 360 months.





Banc of America Securities LLC                                                                                                   56
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                                   Credit Scoring of Mortgagors of the Group 4 Mortgage Loans (1)

                             --------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                                    Credit Scores               Cut-Off Date               Balance
                             --------------------------------------------------------------------------
                             801 - 850                                $3,270,965.73              1.30%
                             751 - 800                                52,344,806.62              20.78
                             701 - 750                                86,027,580.86              34.15
                             651 - 700                                83,357,926.78              33.09
                             601 - 650                                26,919,971.52              10.69
                             --------------------------------------------------------------------------
                             Total:                                 $251,921,251.51            100.00%
                             ==========================================================================

(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).







                                    Maximum Negative Amortization of the Group 4 Mortgage Loans

                             --------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                  Maximum Negative              Balance as of         Pool Principal
                                  Amortization (%)              Cut-Off Date               Balance
                             --------------------------------------------------------------------------
                             110                                      $4,393,575.25              1.74%
                             115                                     247,527,676.26              98.26
                             --------------------------------------------------------------------------
                             Total:                                 $251,921,251.51            100.00%
                             ==========================================================================




Banc of America Securities LLC                                                                                                   57
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                               Aggregate Group II Collateral Summary
-----------------------------------------------------------------------------------------------------------------------------------


Description of the Aggregate Group II Mortgage Loans
----------------------------------------------------

The Aggregate Group II Mortgage Loans consist of Negative Amortizing ARMs secured by first lien, one-to-four family residential properties. None of the Aggregate Group II Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and monthly thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates range from 9.950% to 12.500%. The effective minimum interest rate for each Mortgage Loan will be its Gross Margin.


Approximately 63.95% of the Aggregate Group II Mortgage Loans have a prepayment fee as of the date of origination.

-----------------------------------------------------------------------------------------------------------------------------------

The approximate collateral statistics for the Aggregate Group II Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Collateral Summary             Range (if applicable)
                                                                   ------------------             ---------------------

Total Outstanding Loan Balance                                     $1,156,921,251.51

Average Loan Principal Balance                                              $318,717                  $36,418 to $2,030,000

WA Gross Coupon                                                               2.181%                       1.000% to 6.625%

WA FICO                                                                          708                             601 to 827

WA Original Term                                                          360 months

WA Remaining Term                                                         360 months                      354 to 360 months

WA OLTV                                                                       74.40%                       14.29% to 95.00%

WA Months to First or Next Rate Adjustment Date                              1 month                          1 to 4 months

WA Gross Margin                                                               2.842%                       1.250% to 4.675%

WA Rate Ceiling                                                               9.953%                      9.950% to 12.500%

Geographic Concentration of Mortgaged Properties (Top 5     CA                52.04%
States) based on the Aggregate Stated Principal Balance     FL                12.44%
                                                            NV                 5.84%
                                                            VA                 2.79%
                                                            AZ                 2.35%

-----------------------------------------------------------------------------------------------------------------------------------




Banc of America Securities LLC                                                                                                   58
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                             Occupancy of Mortgaged Properties of Aggregate Group II Mortgage Loans (1)

                            ---------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                                     Occupancy                  Cut-Off Date               Balance
                            ---------------------------------------------------------------------------
                            Primary Residence                       $935,370,106.86             80.85%
                            Investor Property                        167,447,899.92              14.47
                            Second Home                               54,103,244.73               4.68
                            ---------------------------------------------------------------------------
                            Total:                                $1,156,921,251.51            100.00%
                            ===========================================================================

(1)  Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.




                                        Property Types of Aggregate Group II Mortgage Loans

                            ---------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                                   Property Type                Cut-Off Date               Balance
                            ---------------------------------------------------------------------------
                            Single Family Residence                 $687,719,984.85             59.44%
                            PUD                                      270,450,788.66              23.38
                            Condominium                              130,865,119.02              11.31
                            2-4 Family                                67,885,358.98               5.87
                            ---------------------------------------------------------------------------
                            Total:                                $1,156,921,251.51            100.00%
                            ===========================================================================





                                     Mortgage Loan Purpose of Aggregate Group II Mortgage Loans



                            ---------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                                      Purpose                   Cut-Off Date               Balance
                            ---------------------------------------------------------------------------
                            Refinance-Cashout                       $483,426,481.99             41.79%
                            Purchase                                 463,016,396.14              40.02
                            Refinance-Rate/Term                      210,478,373.38              18.19
                            ---------------------------------------------------------------------------
                            Total:                                $1,156,921,251.51            100.00%
                            ===========================================================================





Banc of America Securities LLC                                                                                                   59
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                                        Geographical Distribution of the Mortgage Properties
                                              of Aggregate Group II Mortgage Loans (1)

                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                                  Geographic Area               Cut-Off Date               Balance
                           ----------------------------------------------------------------------------
                           Alabama                                    $1,557,689.78              0.13%
                           Alaska                                        137,163.33               0.01
                           Arizona                                    27,180,186.38               2.35
                           Arkansas                                       96,504.20               0.01
                           California                                602,012,889.94              52.04
                           Colorado                                   20,850,738.48               1.80
                           Connecticut                                10,463,241.55               0.90
                           Delaware                                    1,426,683.53               0.12
                           District of Columbia                        2,901,707.10               0.25
                           Florida                                   143,893,897.19              12.44
                           Georgia                                     8,890,811.58               0.77
                           Hawaii                                      6,828,238.59               0.59
                           Idaho                                       8,486,613.38               0.73
                           Illinois                                   17,647,647.00               1.53
                           Indiana                                     1,952,817.35               0.17
                           Kansas                                        181,741.41               0.02
                           Kentucky                                    1,994,164.94               0.17
                           Louisiana                                   1,315,827.90               0.11
                           Maryland                                    6,830,572.68               0.59
                           Massachusetts                              22,014,944.76               1.90
                           Michigan                                   17,165,360.88               1.48
                           Minnesota                                   3,458,866.97               0.30
                           Mississippi                                   276,801.90               0.02
                           Missouri                                    2,297,843.29               0.20
                           Montana                                       512,970.21               0.04
                           Nevada                                     67,564,988.84               5.84
                           New Hampshire                               4,090,136.60               0.35
                           New Jersey                                 25,726,239.38               2.22
                           New Mexico                                    836,451.36               0.07
                           New York                                   13,733,892.94               1.19
                           North Carolina                             10,367,403.97               0.90
                           Ohio                                        6,785,864.55               0.59
                           Oklahoma                                    3,016,766.43               0.26
                           Oregon                                     12,033,841.79               1.04
                           Pennsylvania                               14,063,887.90               1.22
                           Rhode Island                                1,785,958.66               0.15
                           South Carolina                              6,742,492.47               0.58
                           South Dakota                                  193,988.13               0.02
                           Tennessee                                   3,523,921.95               0.30
                           Texas                                      11,085,667.22               0.96
                           Utah                                        8,651,077.76               0.75
                           Virginia                                   32,325,308.85               2.79
                           Washington                                 21,243,812.22               1.84
                           West Virginia                                 241,015.56               0.02
                           Wisconsin                                   2,532,610.60               0.22
                           ----------------------------------------------------------------------------
                           Total:                                 $1,156,921,251.51            100.00%
                           ============================================================================

(1)  As of the Cut-Off Date, no more than approximately 0.54% of the Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.




Banc of America Securities LLC                                                                                                   60
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                              Current Mortgage Loan Principal Balances of Aggregate Group II Mortgage
                                                             Loans (1)

                           ----------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                              Current Mortgage Loan             Balance as of         Pool Principal
                              Principal Balances ($)            Cut-Off Date               Balance
                           ----------------------------------------------------------------------------
                           0.01 - 50,000.00                           $1,048,791.22              0.09%
                           50,000.01 - 100,000.00                     14,888,532.31               1.29
                           100,000.01 - 150,000.00                    56,021,802.27               4.84
                           150,000.01 - 200,000.00                    91,588,677.48               7.92
                           200,000.01 - 250,000.00                   107,069,399.40               9.25
                           250,000.01 - 300,000.00                   124,415,245.25              10.75
                           300,000.01 - 350,000.00                   110,465,978.29               9.55
                           350,000.01 - 400,000.00                   124,892,316.04              10.80
                           400,000.01 - 450,000.00                    76,119,811.70               6.58
                           450,000.01 - 500,000.00                    94,949,517.06               8.21
                           500,000.01 - 550,000.00                    60,763,288.18               5.25
                           550,000.01 - 600,000.00                    42,284,678.87               3.65
                           600,000.01 - 650,000.00                    63,788,844.18               5.51
                           650,000.01 - 700,000.00                    22,295,916.78               1.93
                           700,000.01 - 750,000.00                    21,285,317.08               1.84
                           750,000.01 - 800,000.00                    18,169,689.36               1.57
                           800,000.01 - 850,000.00                    14,257,579.00               1.23
                           850,000.01 - 900,000.00                     7,585,267.31               0.66
                           900,000.01 - 950,000.00                    12,570,182.80               1.09
                           950,000.01 - 1,000,000.00                  41,042,153.77               3.55
                           1,000,000.01 - 1,500,000.00                33,576,354.31               2.90
                           1,500,000.01 - 2,000,000.00                15,355,823.58               1.33
                           2,000,000.01 - 2,500,000.00                 2,486,085.29               0.21
                           ----------------------------------------------------------------------------
                           Total:                                 $1,156,921,251.51            100.00%
                           ============================================================================



(1)  As of the Cut-Off Date, the average outstanding principal balance of the Group Mortgage Loans is expected to be approximately
     $318,717.





Banc of America Securities LLC                                                                                                   61
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                               Original Loan-To-Value Ratios of Aggregate Group II Mortgage Loans (1)

                           ----------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                              Original Loan-To-Value            Balance as of         Pool Principal
                                    Ratios (%)                  Cut-Off Date               Balance
                           ----------------------------------------------------------------------------
                           10.01 - 15.00                                 $48,870.15              0.00%
                           15.01 - 20.00                               1,047,095.04               0.09
                           20.01 - 25.00                               1,548,143.33               0.13
                           25.01 - 30.00                               1,443,337.84               0.12
                           30.01 - 35.00                               2,197,090.48               0.19
                           35.01 - 40.00                               5,177,910.07               0.45
                           40.01 - 45.00                               7,108,965.68               0.61
                           45.01 - 50.00                              12,776,907.59               1.10
                           50.01 - 55.00                              26,604,028.99               2.30
                           55.01 - 60.00                              32,065,753.88               2.77
                           60.01 - 65.00                              64,293,248.53               5.56
                           65.01 - 70.00                             141,732,998.47              12.25
                           70.01 - 75.00                             198,866,795.52              17.19
                           75.01 - 80.00                             632,012,356.29              54.63
                           80.01 - 85.00                               2,495,000.86               0.22
                           85.01 - 90.00                              12,130,529.11               1.05
                           90.01 - 95.00                              15,372,219.69               1.33
                           ----------------------------------------------------------------------------
                           Total:                                 $1,156,921,251.51            100.00%
                           ============================================================================

(1) As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group Mortgage Loans is expected to be approximately 74.40%.





Banc of America Securities LLC                                                                                                   62
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                              Current Mortgage Interest Rates of Aggregate Group II Mortgage Loans (1)

                           ----------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                           Current Mortgage Interest            Balance as of         Pool Principal
                           Rates (%)                            Cut-Off Date               Balance
                           ----------------------------------------------------------------------------
                           0.751 - 1.000                            $592,050,312.34             51.17%
                           1.001 - 1.250                                 640,013.88               0.06
                           1.251 - 1.500                             118,721,586.29              10.26
                           1.501 - 1.750                             103,194,708.81               8.92
                           1.751 - 2.000                              17,381,679.65               1.50
                           2.001 - 2.250                              21,277,463.85               1.84
                           2.251 - 2.500                               1,357,678.12               0.12
                           2.501 - 2.750                               8,531,456.52               0.74
                           2.751 - 3.000                                 199,009.29               0.02
                           3.001 - 3.250                               3,993,035.08               0.35
                           3.251 - 3.500                                 231,579.90               0.02
                           3.501 - 3.750                               1,109,352.71               0.10
                           3.751 - 4.000                               1,455,411.11               0.13
                           4.001 - 4.250                               1,841,794.30               0.16
                           4.251 - 4.500                              17,283,224.48               1.49
                           4.501 - 4.750                              44,174,992.77               3.82
                           4.751 - 5.000                              97,673,183.98               8.44
                           5.001 - 5.250                              50,703,635.32               4.38
                           5.251 - 5.500                              44,878,746.44               3.88
                           5.501 - 5.750                              18,181,785.75               1.57
                           5.751 - 6.000                               8,171,402.27               0.71
                           6.001 - 6.250                               2,088,915.14               0.18
                           6.251 - 6.500                               1,127,101.12               0.10
                           6.501 - 6.750                                 653,182.39               0.06
                           ----------------------------------------------------------------------------
                           Total:                                 $1,156,921,251.51            100.00%
                           ============================================================================
(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group Mortgage Loans is expected to be approximately 2.181% per annum.




Banc of America Securities LLC                                                                                                   63
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                                       Gross Margins of Aggregate Group II Mortgage Loans (1)

                           ----------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                           Gross Margin (%)                     Cut-Off Date               Balance
                           ----------------------------------------------------------------------------
                           1.001 - 1.250                                $162,038.48              0.01%
                           1.251 - 1.500                               2,415,054.29               0.21
                           1.501 - 1.750                               3,653,637.04               0.32
                           1.751 - 2.000                              16,714,145.26               1.44
                           2.001 - 2.250                              59,426,343.39               5.14
                           2.251 - 2.500                             255,652,438.17              22.10
                           2.501 - 2.750                             200,526,198.37              17.33
                           2.751 - 3.000                             199,110,571.54              17.21
                           3.001 - 3.250                             198,922,265.98              17.19
                           3.251 - 3.500                             137,121,580.99              11.85
                           3.501 - 3.750                              55,121,447.95               4.76
                           3.751 - 4.000                              20,747,154.62               1.79
                           4.001 - 4.250                               4,943,298.93               0.43
                           4.251 - 4.500                               1,074,837.15               0.09
                           4.501 - 4.750                               1,330,239.33               0.11
                           ----------------------------------------------------------------------------
                           Total:                                 $1,156,921,251.51            100.00%
                           ============================================================================

(1)  As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 2.842%
     per annum.





                                       Rate Ceilings of Aggregate Group II Mortgage Loans (1)

                           ----------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                                 Rate Ceilings (%)              Cut-Off Date               Balance
                           ----------------------------------------------------------------------------
                           9.001 - 10.000                         $1,152,728,873.18             99.64%
                           10.001 - 11.000                             2,948,678.95               0.25
                           11.001 - 12.000                               785,541.60               0.07
                           12.001 - 13.000                               458,157.78               0.04
                           ----------------------------------------------------------------------------
                           Total:                                 $1,156,921,251.51            100.00%
                           ============================================================================

(1)  As of the Cut-Off Date, the weighted average Rate Ceiling of the Group Mortgage Loans is expected to be approximately 9.953%
     per annum.






Banc of America Securities LLC                                                                                                   64
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                            First or Next Rate Adjustment Date of Aggregate Group II Mortgage Loans (1)

                             --------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                 First or Next Rate             Balance as of         Pool Principal
                                   Adjustment Date              Cut-Off Date               Balance
                             --------------------------------------------------------------------------
                             April 1,2005                           $984,799,132.62             85.12%
                             July 1,2005                              11,513,364.72               1.00
                             June 1,2005                              92,057,934.51               7.96
                             March 1,2005                                305,438.52               0.03
                             May 1,2005                               68,245,381.14               5.90
                             --------------------------------------------------------------------------
                             Total:                               $1,156,921,251.51            100.00%
                             ==========================================================================

(1) As of the Cut-off Date, the weighted average number of months to the First or Next Adjustment Date for the Group Mortgage Loans
is expected to be approximately 1 month. For approximately 24.94% of the Group Mortgage Loans, the first Adjustment Date has already occurred.





                                      Remaining Terms of Aggregate Group II Mortgage Loans (1)

                             --------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                             Remaining Term (Months)            Cut-Off Date               Balance
                             --------------------------------------------------------------------------
                             341 - 360                            $1,156,921,251.51            100.00%
                             --------------------------------------------------------------------------
                             Total:                               $1,156,921,251.51            100.00%
                             ==========================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group Mortgage Loans is expected to be approximately 360 months.





Banc of America Securities LLC                                                                                                   65
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Alternative Loan Trust, 2005-14
Banc of America Securities [LOGO OMITTED]                       Mortgage Pass-Through Certificates
                                                                   $1,221,903,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------




                               Credit Scoring of Mortgagors of Aggregate Group II Mortgage Loans (1)

                             --------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                                                Balance as of         Pool Principal
                                    Credit Scores               Cut-Off Date               Balance
                             --------------------------------------------------------------------------
                             801 - 850                               $16,135,792.62              1.39%
                             751 - 800                               215,483,773.86              18.63
                             701 - 750                               377,675,490.44              32.64
                             651 - 700                               427,556,623.98              36.96
                             601 - 650                               120,069,570.61              10.38
                             --------------------------------------------------------------------------
                             Total:                               $1,156,921,251.51            100.00%
                             ==========================================================================

(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).






                                 Maximum Negative Amortization of Aggregate Group II Mortgage Loans

                             --------------------------------------------------------------------------
                                                                 Aggregate                  % of
                                                              Stated Principal         Cut-Off Date
                                  Maximum Negative              Balance as of         Pool Principal
                                  Amortization (%)              Cut-Off Date               Balance
                             --------------------------------------------------------------------------
                             110                                     $13,733,892.94              1.19%
                             115                                   1,143,187,358.57              98.81
                             --------------------------------------------------------------------------
                             Total:                               $1,156,921,251.51            100.00%
                             ==========================================================================





Banc of America Securities LLC                                                                                                   66
-----------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------------------------------------------------------------

